                                                           PROSPECTUS
                                                               JULY 31, 2003

                                                       (as revised September 1,
                                                       2003)

           AXA ROSENBERG U.S. EQUITY FUNDS
           AXA Rosenberg U.S. Discovery Fund
           AXA Rosenberg U.S. Large Capitalization Fund
           AXA Rosenberg Enhanced 500 Fund

           AXA ROSENBERG INTERNATIONAL FUNDS
           AXA Rosenberg International Equity Fund
           AXA Rosenberg International Small Capitalization Fund
           AXA Rosenberg European Fund

           AXA ROSENBERG LONG/SHORT FUNDS
           AXA Rosenberg U.S. Long/Short Equity Fund
           AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund AXA Rosenberg Value Long/Short Equity Fund
           AXA Rosenberg Global Long/Short Equity Fund

           Each of the Funds is a series of Barr Rosenberg Series Trust, which is an open-end management investment company offering ten diversified portfolios in this prospectus with different investment objectives and strategies. The Funds' investment adviser is AXA Rosenberg Investment Management LLC.

           The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

           Please see the inside back cover of this prospectus for important privacy policy information.

           SHAREHOLDER SERVICES
           1.800.555.5737 REGISTERED INVESTMENT PROFESSIONALS
           1.800.447.3332 CLASS A, B AND C SHARES

                              [AXA ROSENBERG LOGO]

                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND SUMMARY OF PRINCIPAL
  RISKS.........................................................................    2

AXA ROSENBERG FUNDS

  U.S. DISCOVERY FUND...........................................................    3
  U.S. LARGE CAPITALIZATION FUND................................................    5
  ENHANCED 500 FUND.............................................................    6
  INTERNATIONAL EQUITY FUND.....................................................    8
  INTERNATIONAL SMALL CAPITALIZATION FUND.......................................   11
  EUROPEAN FUND.................................................................   14
  U.S. LONG/SHORT EQUITY FUND...................................................   17
  U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND..........................   19
  VALUE LONG/SHORT EQUITY FUND..................................................   22
  GLOBAL LONG/SHORT EQUITY FUND.................................................   25

FEES AND EXPENSES...............................................................   29

PRINCIPAL RISKS.................................................................   33

PERFORMANCE INFORMATION FOR THE ADVISER'S OTHER SMALL/MID CAPITALIZATION
  ACCOUNTS......................................................................   36

PERFORMANCE INFORMATION FOR THE ADVISER'S OTHER LARGE CAPITALIZATION ACCOUNTS...   38

PERFORMANCE INFORMATION FOR THE ADVISER'S OTHER EUROPEAN ACCOUNTS...............   40

THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY.....................................   41

MANAGEMENT OF THE TRUST.........................................................   43

MULTIPLE CLASSES................................................................   46

PURCHASING SHARES...............................................................   49

INDIVIDUAL RETIREMENT ACCOUNTS..................................................   50

REDEEMING SHARES................................................................   50

EXCHANGING SHARES...............................................................   51

HOW THE TRUST PRICES SHARES OF THE FUNDS........................................   52

DISTRIBUTIONS...................................................................   53

TAXES...........................................................................   53

OTHER INFORMATION...............................................................   54

FINANCIAL HIGHLIGHTS............................................................   54

                                                   www.axarosenbergfunds.com   1

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:

    -  AXA Rosenberg U.S. Discovery Fund
    -  AXA Rosenberg U.S. Large Capitalization Fund
    -  AXA Rosenberg Enhanced 500 Fund
    -  AXA Rosenberg International Equity Fund
    -  AXA Rosenberg International Small Capitalization Fund
    -  AXA Rosenberg European Fund
    -  AXA Rosenberg U.S. Long/Short Equity Fund
    -  AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
    -  AXA Rosenberg Value Long/Short Equity Fund
    -  AXA Rosenberg Global Long/Short Equity Fund

(each a "Fund" and, collectively, the "Funds"). Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by AXA Rosenberg Investment Management LLC (the "Adviser").

This section also contains a summary of each Fund's principal risks. The principal risks of each Fund are identified and more fully discussed beginning on page 33. Please be sure to read this additional information BEFORE you invest.

                       AXA ROSENBERG U.S. DISCOVERY FUND

INVESTMENT OBJECTIVE
The Fund seeks a return greater than that of the Russell 2500 Index.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in the common stocks of small and mid capitalization companies that are traded principally in the markets of the United States ("U.S. Small/Mid Capitalization Companies"). In selecting securities for the Fund, we seek to match the capitalization profile of the Russell 2500 Index, which, as of June 30, 2003, included companies with market capitalizations between $116.6 million and $3.1 billion. The definition of U.S. Small/Mid Capitalization Companies may change from time to time to include the market capitalization of the largest company in the Russell 2500 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Small/Mid Capitalization Companies.

The Russell 2500 Index consists of the smallest 2500 companies in the Russell 3000 Index, and represents approximately 17% of the Russell 3000 Index's total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which we seek to invest typically do not distribute significant amounts of company earnings to shareholders, we will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small/Mid Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, our stock selection models tend to produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

                                                   www.axarosenbergfunds.com   3

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance. Performance information with respect to other accounts advised by us that have investment objectives, policies and strategies that are substantially similar to those of the Fund is provided on page 36.

YEARLY PERFORMANCE (%)--CLASS A SHARES*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  2002             -4.44%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of Class A Shares was 14.84%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 8.21%, for the quarter ended 3/31/02, and its lowest quarterly return was -13.35%, for the quarter ended 9/30/02.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index. Class C shares of this Fund are not currently available for purchase.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                          SINCE
                                                        INCEPTION          SINCE
                                                        OF CLASS A       INCEPTION
                                                          AND B       OF INSTITUTIONAL
                                        PAST ONE          SHARES          SHARES*
                                          YEAR          (10/1/01)         (9/4/01)
                                     ---------------  --------------  ----------------
Class A Shares**+
  Return Before Taxes..............           -9.73%           1.51%           -5.75%
  Return After Taxes on
    Distributions..................           -9.75%           1.44%           -5.81%
  Return After Taxes on
    Distributions and Sale of Fund
    Shares.........................           -5.98%           1.17%           -4.62%
Class B Shares+....................           -9.74%           2.51%           -5.17%
Class C Shares+....................           -6.77%             --            -3.54%
Russell 2500 Index++...............          -17.80%          -1.05%          -10.71%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B Shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares of this Fund are not currently available for purchase but may be made available at any time, in our discretion.
 ++ Reflects no deduction for fees, expenses or taxes. The Russell 2500 Index consists of the smallest 2500 securities in, and represents approximately 17% of the total market capitalization of, the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.)

                  AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND

INVESTMENT OBJECTIVE
The Fund seeks a total return greater than that of the Russell 1000 Index.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies"). In selecting securities for the Fund, we seek to match the capitalization profile of the Russell 1000 Index, which, as of June 30, 2003, included companies with market capitalizations greater than $1.2 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include continually the market capitalization of the smallest company in the Russell 1000 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.

The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which we seek to invest typically do not distribute significant amounts of company earnings to shareholders, we will place relatively greater emphasis on capital appreciation than on current income.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, our stock selection models tend to produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

From its inception on June 6, 2002, to March 31, 2003, the end of the Fund's fiscal year, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of the distributions investors receive from the Fund are likely to reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may vary depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

RISK OF OVERWEIGHTING. This is the risk that, because the Fund invests primarily in U.S. Large Capitalization Companies, it may from time to time overweight investments in certain sectors or industries of the stock market and may suffer a loss because of general declines in the price of stocks in those sectors or industries.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
The Fund does not have performance information because it has not yet been operational for a full calendar year. Performance information with respect to other accounts advised by us that have investment objectives, policies and strategies that are substantially similar to those of the Fund is provided on page 38.

                                                   www.axarosenbergfunds.com   5

                        AXA ROSENBERG ENHANCED 500 FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return of the S&P 500-Registered Trademark- Index.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in companies that are included in the S&P 500-Registered Trademark- Index
("S&P 500-Registered Trademark-Companies") and domiciled in the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of S&P 500-Registered Trademark- Companies.

The Fund seeks to outperform the total return of the S&P 500-Registered Trademark- Index while maintaining a level of risk similar to that associated with the S&P 500-Registered Trademark- Index generally. Typically, the Fund will overweight investments in S&P 500-Registered Trademark- Companies that we believe will outperform the S&P 500-Registered Trademark- Index and will underweight or avoid altogether investments in such companies that we believe will underperform the S&P 500-Registered Trademark- Index. The Fund measures its return against that of the S&P 500-Registered Trademark- Index. The
S&P 500-Registered Trademark- Index is an unmanaged, weighted index of 500 U.S. industrial, transportation, utility and financial companies. Total return is a combination of capital appreciation and current income (dividend or interest). We will place relatively greater emphasis on capital appreciation than on current income.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, our stock selection models tend to produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which we buy and sell portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--CLASS A SHARES*
This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  2001            -10.73%
                  2002            -19.41%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of Class A Shares was 10.31%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 8.35%, for the quarter ended 12/31/01, and its lowest quarterly return was -16.04%, for the quarter ended 9/30/02. Returns shown in the bar chart and the preceding sentence for periods prior to the inception of Class A are those of the Fund's Institutional Shares, adjusted to reflect the Class A fees and expenses. The Fund's Institutional Shares are not offered in this prospectus, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index. Class C Shares of this Fund are not currently available for purchase.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                           SINCE
                                                         INCEPTION          SINCE
                                                        OF CLASS A        INCEPTION
                                                           AND B       OF INSTITUTIONAL
                                        PAST ONE          SHARES           SHARES*
                                          YEAR           (10/1/01)         (6/7/00)
                                     ---------------  ---------------  ----------------
Class A Shares**+
  Return Before Taxes..............          -21.86%          -12.35%          -18.05%
  Return After Taxes on
    Distributions..................          -22.13%          -12.78%          -18.25%
  Return After Taxes on
    Distributions and Sale of Fund
    Shares.........................          -13.42%          -10.04%          -14.04%
Class B Shares+....................          -23.75%          -13.43%          -18.77%
Class C Shares+....................          -20.97%              --           -17.66%
S&P 500-Registered Trademark-
  Index++..........................          -22.10%          -11.19%          -16.70%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B Shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares of this Fund are not currently available for purchase but may be made available at any time, in our discretion.
 ++ Reflects no deduction for fees, expenses or taxes. The S&P 500-Registered Trademark- Index is an unmanaged, weighted index of 500 U.S. industrial, transportation, utility and financial companies.

                                                   www.axarosenbergfunds.com   7

                    AXA ROSENBERG INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks a total return greater than that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index").

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in the securities of large foreign companies. In selecting securities for the Fund, the Adviser seeks to match the capitalization profile of the MSCI-EAFE Index which, as of May 30, 2003, included companies with market capitalizations greater than $100.4 million. Under normal circumstances, the Fund will invest at least 80% of its net assets (including for this purpose any borrowings for investment purposes) the securities of large foreign companies. Although the Fund invests primarily in securities of the companies that comprise the MSCI-EAFE Index, it may invest up to 40% of its assets in the securities of companies which are not part of the MSCI-EAFE Index but which have characteristics (such as industry classification and country of domicile) similar to those of companies included in the MSCI-EAFE Index.

The MSCI-EAFE Index is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which we seek to invest typically do not distribute significant amounts of company earnings to shareholders, we will place relatively greater emphasis on capital appreciation than on current income

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world. The Fund will typically invest in approximately 20 different countries across three regions--Europe, the Far East and Australia. Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, our stock selection models tend to produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--CLASS A SHARES*
This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  2001            -20.49%
                  2002            -12.38%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of Class A Shares was 10.44%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 5.67%, for the quarter ended 12/31/02, and its lowest quarterly return was -19.89%, for the quarter ended 9/30/02. Returns shown in the bar chart for periods prior to the inception of Class A are those of the Fund's Institutional Shares, adjusted to reflect the Class A fees and expenses. The Fund's Institutional Shares are not offered in this prospectus, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

                                                   www.axarosenbergfunds.com   9

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index. Class C Shares of this Fund are not currently available for purchase.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                           SINCE
                                                         INCEPTION          SINCE
                                                        OF CLASS A        INCEPTION
                                                           AND B       OF INSTITUTIONAL
                                        PAST ONE          SHARES           SHARES*
                                          YEAR           (10/1/01)         (6/7/00)
                                     ---------------  ---------------  ----------------
Class A Shares**+
  Return Before Taxes..............          -17.21%          -11.11%          -18.43%
  Return After Taxes on
    Distributions..................          -17.54%          -12.78%          -19.18%
  Return After Taxes on
    Distributions and Sale of Fund
    Shares.........................          -10.57%           -9.62%          -14.55%
Class B Shares+....................          -17.13%          -10.28%          -18.26%
Class C Shares+....................          -14.58%              --           -17.41%
MSCI-EAFE Index++..................          -15.66%           -7.90%          -18.73%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B Shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares of this Fund are not currently offered but may be made available at any time, in our discretion.
 ++ Reflects no deduction for fees, expenses or taxes. The MSCI-EAFE Index is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE
The Fund seeks a return greater than that of the Nomura Global Small Cap Index.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of smaller companies that are traded principally in markets outside the United States ("International Small Capitalization Companies"). In selecting securities for the Fund, we seek to match the capitalization profile of the Nomura Global Small Cap Index which, as of May 1, 2003, included companies with market capitalizations between $5 million and $4.1 billion.(1) The definition of International Small Capitalization Companies may change from time to time to correspond with the capitalization range of companies included in the Nomura Global Small Cap Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of International Small Capitalization Companies.

Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which we seek to invest typically do not distribute significant amounts of company earnings to shareholders, we will place relatively greater emphasis on capital appreciation than on current income. Investments in securities of International Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately twenty-one different countries across three regions--Europe, Pacific and North America (excluding the United States). Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, our stock selection models tend to produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

-------------------
(1) The Index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

                                                  www.axarosenbergfunds.com   11

SMALL COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--CLASS A SHARES*
This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  1997            -12.11%
                  1998              3.51%
                  1999             24.15%
                  2000              4.52%
                  2001            -18.79%
                  2002              3.24%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of Class A Shares was 19.13%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 17.03%, for the quarter ended 3/31/98, and its lowest quarterly return was -18.54%, for the quarter ended 9/30/98. Returns shown in the bar chart and the preceding sentence for periods prior to the inception of Class A are those of the Fund's Institutional Shares, adjusted to reflect the Class A fees and expenses. The Fund's Institutional Shares are not offered in this prospectus, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of an index with a similar investment orientation and the returns of a broad-based securities market index. Class C shares of this Fund are not currently available for purchase.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                    SINCE
                                                  INCEPTION                          SINCE
                                                  OF CLASS A                       INCEPTION
                                                    AND B                       OF INSTITUTIONAL
                                   PAST ONE         SHARES        PAST FIVE         SHARES*
                                     YEAR         (10/1/01)         YEARS          (9/23/96)
                                --------------  --------------  --------------  ----------------
Class A Shares**+
  Return Before Taxes.........          -2.46%           1.70%           1.25%           -1.03%
  Return After Taxes on
    Distributions.............          -2.85%           0.61%           0.98%           -1.24%
  Return After Taxes on
    Distribution and Sale of
    Fund Shares...............          -1.51%           0.82%           0.87%           -0.92%
Class B Shares+...............          -2.31%           2.69%           1.51%           -0.74%
Class C Shares+...............           0.73%             --            1.69%           -0.78%
Salomon Smith Barney World ex
  US EMI++....................          -7.28%           0.29%          -0.59%           -2.10%
Nomura Global Small Cap
  Index***....................          -2.09%           2.97%          -1.17%           -3.54%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares of this Fund are not currently available but may be made available at any time, in our discretion.
 ++ Reflects no deduction for fees, expenses or taxes. The Salomon Smith Barney World ex US EMI is an unmanaged, broad-based index of non-U.S. small/ mid-capitalization companies. The Index includes 21 developed countries:
     Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.
*** Reflects no deduction for fees, expenses or taxes. The Nomura Global Small Cap Index (formerly the Cazenove Rosenberg Global Smaller Companies Index excluding the U.S.) is the benchmark for the AXA Rosenberg International Small Capitalization Fund. It is an unmanaged index of non-U.S. companies with market capitalizations up to $4.1 billion. The Index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

                                                  www.axarosenbergfunds.com   13

                          AXA ROSENBERG EUROPEAN FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide total return greater than that of the Morgan Stanley Capital International Europe Index (the "MSCI Europe Index").

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in the equity securities of companies that are traded principally in developed markets across Europe. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these securities. We may also utilize futures, options and other derivative instruments on the European stock indices to pursue the Fund's investment objective. Investments in issuers of foreign securities involve higher risk than investments in securities of U.S. issuers. See "Principal Risks--Foreign (including European) Investment Risk."

The MSCI Europe Index is the equity index prepared by Morgan Stanley Capital International and is currently comprised of 15 developed European markets, including the United Kingdom, based on large and medium capitalization securities which are sorted by industry group and selected, at full value as determined by their market prices, on the basis of investability (as determined by size, long and short term volume and free float). Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which we seek to invest typically do not distribute significant amounts of company earnings to shareholders, we will place relatively greater emphasis on capital appreciation than on current income.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, our stock selection models tend to produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

EUROPEAN INVESTMENT RISK. Investments in securities of European issuers involve certain risks that may be more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in European economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. A fund with European investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of some European countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, the euro and other foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S.

Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK. As noted above, we may utilize derivative instruments, which are financial contracts whose value depends upon, or is derived from, the value of an underlying security or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant indices.

MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests a portion of its assets in the stocks of companies with mid-sized market capitalizations, which may be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees, as compared to companies with larger market capitalizations.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance. Performance information with respect to other accounts advised by us that have investment objectives, policies and strategies that are substantially similar to those of the Fund is provided on page 40.

YEARLY PERFORMANCE (%)--CLASS A SHARES*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  2002            -15.64%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of Class A Shares was 12.42%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 12.13%, for the quarter ended 12/31/02, and its lowest quarterly return was -23.65%, for the quarter ended 9/30/02.

                                                  www.axarosenbergfunds.com   15

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index. Class C shares of this Fund are not currently available for purchase.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                           SINCE
                                                         INCEPTION          SINCE
                                                        OF CLASS A        INCEPTION
                                                           AND B       OF INSTITUTIONAL
                                        PAST ONE          SHARES           SHARES*
                                          YEAR           (10/1/01)        (7/23/01)
                                     ---------------  ---------------  ----------------
Class A Shares**+
  Return Before Taxes..............          -20.29%          -10.64%          -16.92%
  Return After Taxes on
    Distributions..................          -20.81%          -11.11%          -17.30%
  Return After Taxes on
    Distributions and Sale of Fund
    Shares.........................          -12.46%           -8.71%          -13.61%
Class B Shares+....................          -20.30%          -10.09%          -16.59%
Class C Shares+....................          -17.75%              --           -15.24%
MSCI Europe Index++................          -18.09%           -7.96%          -13.35%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares of this Fund are not currently available for purchase but may be made available at any time, in our discretion.
 ++ Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, weighted equity index comprised of 16 developed European markets, including the (MSCI) U.K., based on large and medium capitalization securities.

                   AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that we have identified as undervalued and short positions in such stocks that we have identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. equity securities. When we believe that a security is undervalued relative to its peers, we may buy the security for the Fund's long portfolio. When we believe that a security is overvalued relative to its peers, we may sell the security short by borrowing it from a third party and selling it at the then-current market price. Our computerized investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks that are overall approximately equal in value, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. We will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Fund also seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks. This includes all but the 200 stocks principally traded in the markets of the United States with the largest market capitalizations. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.

We use the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. We attempt to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Of course, other factors, such as the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

Although, as noted above, our stock selection models tend to produce a value style of investment, we attempt to moderate the Fund's value orientation and the effects on its performance of value and growth style swings in the broad market through our computerized, risk-control optimization process. We attempt to limit further the risks associated with value/growth cycles by maintaining approximately equal dollar amounts of value securities in the Fund's long and short portfolios. For example, if the Fund holds 60% of the value of its long positions in value stocks, then, to the extent reasonably practicable, it will also hold approximately 60% of the value of its short positions in value stocks. This technique, in combination with the optimizer, is intended to significantly reduce, if not eliminate, the Fund's value orientation.

Because the Fund may engage in active and frequent trading of portfolio securities, a larger portion of the distributions investors receive from the Fund are likely to reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

                                                  www.axarosenbergfunds.com   17

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because we could make poor investment decisions about both the long and the short positions, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that we will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. We may sell a security short by borrowing it from a third party and selling it at the then current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

STYLE RISK. In order to moderate the Fund's value orientation, we attempt to maintain approximately equal dollar amounts in value stocks in its long and short portfolios. There is a risk, however, that the Fund's performance will exhibit a greater sensitivity to the value-growth cycle within the U.S. equity markets than is intended because our style moderation policy does not provide perfect control over the extent of the Fund's value orientation.

PORTFOLIO TUROVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
This Fund does not have performance information because it is not yet operational.

                  AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its investment objective by taking long positions in large and mid capitalization stocks principally traded in the markets of the United States that we have identified as undervalued and short positions in such stocks that we have identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. large and mid capitalization equity securities. When we believe that a security is undervalued relative to its peers, we may buy the security for the Fund's long portfolio. When we believe that a security is overvalued relative to its peers, we may sell the security short by borrowing it from a third party and selling it at the then-current market price. Our computerized investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. We will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. It is currently expected that the long and short positions of the Fund will be invested primarily in the 500 largest capitalization stocks principally traded in the markets of the United States.

Under normal circumstances, our stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by our stock selection models. We select sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then we would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then we would tend to engage in more short sales with respect to issuers in that sector. Our model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the portfolio.

We use the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. We attempt to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. We attempt to moderate this value orientation and the effects on the Fund's performance of value and growth style swings in the broad market through our computerized, risk-control optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

                                                  www.axarosenbergfunds.com   19

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because we could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that we will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. We may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the U.S. stock market, the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

STYLE RISK. Because our risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--CLASS A SHARES*
This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  1999              7.08%
                  2000            -10.17%
                  2001             10.61%
                  2002             15.22%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of Class A Shares was -3.81%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 16.90%, for the quarter ended 9/30/01, and its lowest quarterly return was -9.08%, for the quarter ended 12/31/01. Returns shown in the bar chart and the preceding sentence for periods prior to the inception of Class A are those of the Fund's Institutional Shares, adjusted to reflect the Class A fees and expenses. The Fund's Institutional Shares are not offered in this prospectus, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                   SINCE
                                                 INCEPTION          SINCE
                                                 OF CLASS A       INCEPTION
                                                   AND B       OF INSTITUTIONAL
                                     PAST ONE      SHARES          SHARES*
                                       YEAR      (10/1/01)        (10/19/98)
                                     --------  --------------  ----------------
Class A Shares**+
  Return Before Taxes..............    8.89%           -1.52%          5.13%
  Return After Taxes on
    Distributions..................    8.84%           -2.33%          4.87%
  Return After Taxes on
    Distribution and Sale of Fund
    Shares.........................    5.46%           -1.65%          4.02%
Class B Shares+....................    9.80%           -0.63%          5.65%
Class C Shares+....................   12.49%              --           5.79%
3-Month U.S. T-Bills++.............    1.70%            1.89%          4.04%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares were not available for purchase until April 1, 2003.
 ++ Reflects no deduction for fees, expenses or taxes. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

                                                  www.axarosenbergfunds.com   21

                   AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that we have identified as undervalued and short positions in such stocks that we have identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose any borrowings for investment purposes) in equity securities. When we believe that a security is undervalued relative to its peers, we may buy the security for the Fund's long portfolio. When we believe that a security is overvalued relative to its peers, we may sell the security short by borrowing it from a third party and selling it at the then-current market price. Our computerized investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in the Fund's long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. We will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Fund seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks. For purposes of the preceding sentence, this includes all but the 200 stocks principally traded in the markets of the United States with the largest market capitalizations. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.

We use the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. We attempt to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. We attempt to moderate, although by no means eliminate, this value orientation through our computerized, risk-control optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because we could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that we will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. We may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

STYLE RISK. Because our risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

                                                  www.axarosenbergfunds.com   23

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--CLASS A SHARES*
This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  1998             -1.23%
                  1999            -11.86%
                  2000             -4.10%
                  2001             11.12%
                  2002             27.69%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of Class A Shares was -5.03%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 24.97%, for the quarter ended 9/30/01, and its lowest quarterly return was -12.14%, for the quarter ended 12/31/01. Returns shown in the bar chart and the preceding sentence for periods prior to the inception of Class A are those of the Fund's Institutional Shares, adjusted to reflect the Class A fees and expenses. The Fund's Institutional Shares are not offered in this prospectus, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                            SINCE
                                          INCEPTION                   SINCE
                                          OF CLASS A                INCEPTION
                                            AND B                OF INSTITUTIONAL
                                PAST ONE    SHARES    PAST FIVE      SHARES*
                                  YEAR    (10/1/01)     YEARS       (12/16/97)
                                --------  ----------  ---------  ----------------
Class A Shares**+
  Return Before Taxes.........   20.68%       3.88%      2.28%           2.31%
  Return After Taxes on
    Distributions.............   20.68%       3.02%      2.07%           2.10%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares...............   12.70%       2.62%      1.72%           1.74%
Class B Shares+...............   22.07%       4.98%      2.56%           2.74%
Class C Shares+...............   24.81%         --       2.72%           2.62%
3-Month U.S. T-Bills++........    1.70%       1.89%      4.21%           4.22%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares were not available for purchase until March 18, 2003.
 ++ Reflects no deduction for fees, expenses or taxes. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

                  AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its investment objective by taking long positions in stocks from across all capitalization ranges that we have identified as undervalued and short positions in stocks that we have identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose any borrowings for investment purposes) in equity securities. There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world.

The Fund's portfolio has an equally-weighted combination of four distinct long/short strategies--a value long/short strategy, a large/ mid capitalization long/short strategy, a growth long/short strategy, and a European long/short strategy. The value long/short strategy, like the AXA Rosenberg Value Long/Short Equity Fund, takes long positions in small and mid capitalization stocks we have identified as undervalued and short positions in those we have identified as overvalued. For the purposes of the preceding sentence, this includes all but the 200 stocks principally traded in the markets of the United States with the largest market capitalizations. The large/mid capitalization long/short strategy, like the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, takes long positions in large and mid capitalization stocks we have identified as undervalued and short positions in those we have identified as overvalued. For the purposes of the preceding sentence, this includes the 500 largest capitalization stocks principally traded in the markets of the United States. The growth long/short strategy takes long positions in growth stocks we have identified as undervalued and short positions in growth stocks we have identified as overvalued. For the purposes of the preceding sentence, this includes stocks that we determine to be in the growth portion of the broad U.S. equity market. The European long/short strategy takes long positions in stocks of European companies we have identified as undervalued and short positions in those we have identified as overvalued. For the purposes of the preceding sentence, this includes equity securities of companies that are traded principally in developed markets across Europe.

When we believe that a security is undervalued relative to its peers, we may buy the security for the Fund's long portfolio. When we believe that a security is overvalued relative to its peers, we may sell the security short by borrowing it from a third party and selling it at the then-current market price. Our computerized investment process is designed to maintain continually, approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect on its performance of general stock market movements in each geographical region within which it invests.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities underlying its short positions increase in value more than the securities in its long portfolio. We will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

Under normal circumstances, our stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by our stock selection models. We select sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then we would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then we would tend to engage in more short sales with respect to issuers in that sector. Our model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the Fund's portfolio.

We use the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. We attempt to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

                                                  www.axarosenbergfunds.com   25

We consider fundamental and quantitative investment criteria in determining which securities to buy and sell. We employ a bottom-up approach which uses two stock selection models to evaluate stocks: (1) our Valuation Model estimates the fair value for each company in our database by assessing various fundamental data such as company financial statistics, and (2) our Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. We attempt to moderate this value orientation and the effects on the Fund's performance of value and growth style swings in the broad market through our computerized, risk-control optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of our stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

During the fiscal year ended March 31, 2003, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions investors receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because we could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that we will fail to construct a portfolio of long and short positions that has limited exposure to general global stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. We may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests a portion of its assets in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the stock market, the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

STYLE RISK. Because our risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 33.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--CLASS A SHARES*
This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  2001              3.45%
                  2002             21.86%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total returns of Class A Shares was -2.95%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 21.72%, for the quarter ended 9/30/01, and its lowest quarterly return was -11.84%, for the quarter ended 12/31/01. Returns shown in the bar chart and the preceding sentence for periods prior to the inception of Class A are those of the Fund's Institutional Shares, adjusted to reflect the Class A fees and expenses. The Fund's Institutional Shares are not offered in this prospectus, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

                                                  www.axarosenbergfunds.com   27

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                   SINCE
                                                 INCEPTION          SINCE
                                                 OF CLASS A       INCEPTION
                                                   AND B       OF INSTITUTIONAL
                                     PAST ONE      SHARES          SHARES*
                                       YEAR      (10/1/01)        (9/29/00)
                                     --------  --------------  ----------------
Class A Shares**+
  Return Before Taxes..............   15.17%            0.41%          6.65%
  Return After Taxes on
    Distributions..................   15.17%           -0.85%          5.49%
  Return After Taxes on
    Distributions and Sale of Fund
    Shares.........................    9.31%           -0.36%          4.71%
Class B Shares+....................   16.01%            1.21%          7.10%
Class C Shares+....................   18.92%              --           8.27%
3-Month U.S. T-Bills++.............    1.70%            1.89%          3.18%

------------------------

  * The Fund's Institutional Shares are not offered hereby, but all of the Fund's classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.
 ** After-tax returns are shown for Class A Shares only and will vary for shares of the other classes of the Fund because those classes have different expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  + Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. Returns shown for Class C Shares and for Class A and B shares for periods prior to inception are those of the Institutional Shares, adjusted for the fees and expenses of such classes. Class C Shares were not available for purchase until March 17, 2003.
 ++ Reflects no deduction for fees, expenses or taxes. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

AXA ROSENBERG ENHANCED 500 FUND

                                                A             B            C(A)
                                            ----------    ----------    ----------
SHAREHOLDER FEES (paid directly from
 your investment):
  Maximum Sales Charge (Load)...........      3.00%         5.00%         1.50%
  Maximum Sales Charge (Load) Imposed on
    Purchases...........................      3.00%(b)     None           0.75%
  Maximum Deferred Sales Charge
    (Load)..............................    None(c)         5.00%(d)      0.75%(e)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends................     None          None          None
  Redemption Fee (charged only to shares
    redeemed within one month of
    purchase)(f)........................      2.00%         2.00%         2.00%
  Exchange Fee..........................     None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                   OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                             CLASS A         CLASS B        CLASS C(A)
                                          --------------  --------------  --------------
Management Fees                                    0.50%           0.50%           0.50%
Distribution and Shareholder Service
  (12b-1) Fees                                     0.50%           1.00%           1.00%
Other Expenses                                     4.12%           4.48%           4.48%
                                          -------------   -------------   -------------
Total Annual Fund Operating Expenses               5.12%           5.98%           5.98%
Fee Waiver and/or Expense
  Reimbursement(g)                                -3.87%          -4.23%          -4.23%
                                          -------------   -------------   -------------
Net Expenses                                       1.25%           1.75%           1.75%
                                          =============   =============   =============

                                            EXAMPLE
------------------------------------------------------------------------------------------------
                                             AFTER         AFTER         AFTER         AFTER
                                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                          ------------  ------------  ------------  ------------
Class A                                       $424         $1,453        $2,480        $5,036
Class B                                       $678         $1,801        $2,800        $5,340
Class C                                       $327         $1,465        $2,655        $5,529
Assuming no redemption
  at end of period:
Class B                                       $178         $1,401        $2,600        $5,340
Class C                                       $252         $1,465        $2,655        $5,529

------------------------

(a) Class C Shares of this Fund are not currently available for purchase but may be available at any time, in our discretion.
(b) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

          (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans;
          (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with the Trust or the Distributor; and
          (3) Participants in certain group retirement plans offered through a fee-based program that make cumulative purchases of $1 million or more.

(c) For purchases of Class A Shares in connection with which the Trust charges no initial sales charge, a CDSC of 1.00% may apply. See "Multiple Classes-- Class A Shares--Initial Sales Charge Alternative."
(d) The contingent deferred sales charge (CDSC) for Class B Shares decreases to 4% in the second year, 3% in the fourth year, 2% in the fifth year, 1% in the seventh year and 0% in the eighth year of ownership. Class B Shares convert to Class A Shares after eight years.
(e) The CDSC for Class C Shares applies only to shares redeemed within eighteen months of purchase.
(f) The Trust reserves the right, in its sole discretion, to waive this fee when, in our judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares--Early Redemptions and Market Timing." The Fund charges no other redemption fees.
(g) Reflects our contractual undertaking in the Fee Limitation Agreement to waive our management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) until 3/31/04 unless extended, modified or terminated by mutual agreement of the Trust and the Adviser. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years by the Fund to the Adviser to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year.

                                                  www.axarosenbergfunds.com   29

AXA ROSENBERG U.S. DISCOVERY, U.S. LARGE CAPITALIZATION, INTERNATIONAL EQUITY, INTERNATIONAL SMALL CAPITALIZATION, EUROPEAN, U.S. LONG/SHORT EQUITY, U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY, VALUE LONG/SHORT EQUITY AND GLOBAL LONG/SHORT EQUITY FUNDS

                                                A             B            C(A)
                                            ----------    ----------    ----------
SHAREHOLDER FEES (paid directly from
 your investment):
  Maximum Sales Charge (Load)...........      5.50%         5.00%         2.00%
  Maximum Sales Charge (Load) Imposed on
    Purchases...........................      5.50%(b)     None           1.00%
  Maximum Deferred Sales Charge
    (Load)..............................    None(c)         5.00%(d)      1.00%(e)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends................     None          None          None
  Redemption Fee (charged only to shares
    redeemed within one month of
    purchase)(f)........................      2.00%         2.00%         2.00%
  Exchange Fee..........................     None          None          None

Please refer to footnotes on page 32.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES
The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                   OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                             CLASS A         CLASS B        CLASS C(A)
AXA ROSENBERG U.S. DISCOVERY FUND         --------------  --------------  --------------
  Management Fees                                  0.90%           0.90%           0.90%
  Distribution and Shareholder Service
    (12b-1) Fees                                   0.50%           1.00%           1.00%
  Other Expenses                                   2.62%           3.70%           3.70%
                                          -------------   -------------   -------------
  Total Annual Fund Operating Expenses             4.02%           5.60%           5.60%
  Fee Waiver and/or Expense
    Reimbursement(g)                              -2.37%          -3.45%          -3.45%
                                          -------------   -------------   -------------
  Net Expenses                                     1.65%           2.15%           2.15%
                                          =============   =============   =============

                                            EXAMPLES
------------------------------------------------------------------------------------------------
                                             AFTER         AFTER         AFTER         AFTER
                                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                          ------------  ------------  ------------  ------------
Class A                                       $709         $1,501        $2,310        $4,402
Class B                                       $718         $1,763        $2,694        $4.967
Class C                                       $416         $1,449        $2,569        $5,311
Assuming no redemption
  at end of period:
Class B                                       $218         $1,363        $2,494        $4,967
Class C                                       $316         $1,449        $2,569        $5,311

                                                 CLASS A         CLASS B        CLASS C(A)
AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND  --------------  --------------  --------------
  Management Fees                                      0.75%           0.75%           0.75%
  Distribution and Shareholder Service
    (12b-1) Fees                                       0.50%           1.00%           1.00%
  Other Expenses                                       1.36%           1.97%           1.97%
                                              -------------   -------------   -------------
  Total Annual Fund Operating Expenses                 2.61%           3.72%           3.72%
  Fee Waiver and/or Expense Reimbursement(g)          -1.11%          -1.72%          -1.72%
                                              -------------   -------------   -------------
  Net Expenses                                         1.50%           2.00%           2.00%
                                              =============   =============   =============

                                             AFTER         AFTER         AFTER         AFTER
                                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                          ------------  ------------  ------------  ------------
Class A                                       $694         $1,217        $1,765        $3,254
Class B                                       $703         $1,379        $1,975        $3,610
Class C                                       $401         $1,069        $1,858        $3,918
Assuming no redemption
  at end of period:
Class B                                       $203         $  979        $1,775        $3,610
Class C                                       $301         $1,069        $1,858        $3,918

                                             CLASS A         CLASS B        CLASS C(A)
AXA ROSENBERG INTERNATIONAL EQUITY FUND   --------------  --------------  --------------
  Management Fees                                  0.85%           0.85%           0.85%
  Distribution and Shareholder Service
    (12b-1) Fees                                   0.50%           1.00%           1.00%
  Other Expenses                                   4.45%           4.25%           4.25%
                                          -------------   -------------   -------------
  Total Annual Fund Operating Expenses             5.80%           6.10%           6.10%
  Fee Waiver and/or Expense
    Reimbursement(g)                              -3.95%          -3.75%          -3.75%
                                          -------------   -------------   -------------
  Net Expenses                                     1.85%           2.35%           2.35%
                                          =============   =============   =============

                                             AFTER         AFTER         AFTER         AFTER
                                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                          ------------  ------------  ------------  ------------
Class A                                       $728         $1,849        $2,953        $5,636
Class B                                       $738         $1,877        $2,888        $5,549
Class C                                       $436         $1,562        $2,761        $5,646
Assuming no redemption
  at end of period:
Class B                                       $238         $1,477        $2,688        $5,549
Class C                                       $336         $1,562        $2,761        $5,646

AXA ROSENBERG INTERNATIONAL SMALL            CLASS A         CLASS B        CLASS C(A)
CAPITALIZATION FUND                       --------------  --------------  --------------
  Management Fees                                  1.00%           1.00%           1.00%
  Distribution and Shareholder Service
    (12b-1) Fees                                   0.50%           1.00%           1.00%
  Other Expenses                                   1.68%           1.75%           1.75%
                                          -------------   -------------   -------------
  Total Annual Fund Operating Expenses             3.18%           3.75%           3.75%
  Fee Waiver and/or Expense
    Reimbursement(g)                              -1.18%          -1.25%          -1.25%
                                          -------------   -------------   -------------
  Net Expenses                                     2.00%           2.50%           2.50%
                                          =============   =============   =============

                                             AFTER         AFTER         AFTER         AFTER
                                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                          ------------  ------------  ------------  ------------
Class A                                       $742         $1,372        $2,026        $3,766
Class B                                       $753         $1,432        $2,029        $3,788
Class C                                       $451         $1,121        $1,911        $3,974
Assuming no redemption
  at end of period:
Class B                                       $253         $1,032        $1,829        $3,788
Class C                                       $351         $1,121        $1,911        $3,974

Please refer to footnotes on page 32.

                              OPERATING EXPENSES
------------------------------------------------------------------------------
                                   CLASS A         CLASS B        CLASS C(A)
AXA ROSENBERG EUROPEAN FUND     --------------  --------------  --------------
  Management Fees                        0.75%           0.75%           0.75%
  Distribution and Shareholder
    Service (12b-1) Fees                 0.50%           1.00%           1.00%
  Other Expenses                         4.39%           4.36%           4.36%
                                -------------   -------------   -------------
  Total Annual Fund Operating
    Expenses                             5.64%           6.11%           6.11%
  Fee Waiver and/or Expense
    Reimbursement(g)                    -3.89%          -3.86%          -3.86%
                                -------------   -------------   -------------
  Net Expenses                           1.75%           2.25%           2.25%
                                =============   =============   =============

                                       EXAMPLES
--------------------------------------------------------------------------------------
                                   AFTER         AFTER         AFTER         AFTER
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                ------------  ------------  ------------  ------------
Class A                             $718         $1,812        $2,891        $5,530
Class B                             $728         $1,870        $2,884        $5,521
Class C                             $426         $1,555        $2,757        $5,648
Assuming no redemption
  at end of period:
Class B                             $228         $1,470        $2,684        $5,521
Class C                             $326         $1,555        $2,757        $5,648

                                              CLASS A         CLASS B        CLASS C(A)
AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND  --------------  --------------  --------------
  Management Fees                                   1.25%           1.25%           1.25%
  Distribution and Shareholder Service
    (12b-1) Fees                                    0.50%           1.00%           1.00%
  Other Expenses(h)                                 1.00%           1.00%           1.00%
                                           -------------   -------------   -------------
  Total Annual Fund Operating Expenses              2.75%           3.25%           3.25%
  Fee Waiver and/or Expense
    Reimbursement(g)                               -0.75%          -0.75%          -0.75%
                                           -------------   -------------   -------------
  Net Expenses                                      2.00%           2.50%           2.50%
                                           =============   =============   =============

                                   AFTER         AFTER
                                   1 YEAR       3 YEARS
                                ------------  ------------
Class A                             $742         $1,289
Class B                             $753         $1,331
Class C                             $451         $1,022
Assuming no redemption
  at end of period:
Class B                             $253           $931
Class C                             $351         $1,022

AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION     CLASS A         CLASS B         CLASS C
LONG/SHORT EQUITY FUND                       --------------  --------------  --------------
  Management Fees                                     1.00%           1.00%           1.00%
  Distribution and Shareholder Service
    (12b-1) Fees                                      0.50%           1.00%           1.00%
  Other Expenses
    Dividend Expenses on Securities Sold
      Short                                           1.45%           1.48%           1.48%
    Remainder of Other Expenses                       1.08%           1.13%           1.13%
                                             -------------   -------------   -------------
  Total                                               2.53%           2.61%           2.61%
                                             -------------   -------------   -------------
  Total Annual Fund Operating Expenses                4.03%           4.61%           4.61%
  Fee Waiver and/or Expense
    Reimbursement(g)                                 -0.86%          -0.94%          -0.94%
                                             -------------   -------------   -------------
  Net Expenses                                        3.17%           3.67%           3.67%
                                             =============   =============   =============

                                   AFTER         AFTER         AFTER         AFTER
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                ------------  ------------  ------------  ------------
Class A                             $852         $1,635        $2,434        $4,499
Class B                             $869         $1,707        $2,453        $4,532
Class C                             $566         $1,394        $2,330        $4,702
Assuming no redemption
  at end of period:
Class B                             $369         $1,307        $2,253        $4,532
Class C                             $466         $1,394        $2,330        $4,702

                                               CLASS A         CLASS B         CLASS C
AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND  --------------  --------------  --------------
  Management Fees                                    1.50%           1.50%           1.50%
  Distribution and Shareholder Service
    (12b-1) Fees                                     0.50%           1.00%           1.00%
  Other Expenses
    Dividend Expenses on Securities Sold
      Short                                          0.76%           0.75%           0.75%
    Remainder of Other Expenses                      0.55%           0.57%           0.57%
                                            -------------   -------------   -------------
  Total                                              1.31%           1.32%           1.32%
                                            -------------   -------------   -------------
  Total Annual Fund Operating Expenses               3.31%           3.82%           3.82%
  Fee Waiver and/or Expense
    Reimbursement(g)                                -0.39%          -0.40%          -0.40%
                                            -------------   -------------   -------------
  Net Expenses                                       2.92%           3.42%           3.42%
                                            =============   =============   =============

                                   AFTER         AFTER         AFTER         AFTER
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                ------------  ------------  ------------  ------------
Class A                             $829         $1,478        $2,150        $3,931
Class B                             $845         $1,530        $2,134        $3,918
Class C                             $541         $1,219        $2,015        $4,088
Assuming no redemption
  at end of period:
Class B                             $345         $1,130        $1,934        $3,918
Class C                             $441         $1,219        $2,015        $4,088

Please refer to footnotes on page 32.

                                                  www.axarosenbergfunds.com   31

                                    OPERATING EXPENSES
-------------------------------------------------------------------------------------------
                                                CLASS A         CLASS B         CLASS C
AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND  --------------  --------------  --------------
  Management Fees                                     1.50%           1.50%           1.50%
  Distribution and Shareholder Service
    (12b-1) Fees                                      0.50%           1.00%           1.00%
  Other Expenses
    Dividend Expenses on Securities Sold
      Short                                           1.12%           1.13%           1.13%
    Remainder of Other Expenses*                      2.01%           2.01%           2.01%
                                             -------------   -------------   -------------
  Total                                               3.13%           3.14%           3.14%
                                             -------------   -------------   -------------
  Total Annual Fund Operating Expenses                5.13%           5.64%           5.64%
  Fee Waiver and/or Expense
    Reimbursement(g)                                 -1.63%          -1.64%          -1.64%
                                             -------------   -------------   -------------
  Net Expenses                                        3.50%           4.00%           4.00%
                                             =============   =============   =============

                                       EXAMPLES
--------------------------------------------------------------------------------------
                                   AFTER         AFTER         AFTER         AFTER
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                ------------  ------------  ------------  ------------
Class A                             $883         $1,866        $2,846        $5,286
Class B                             $902         $1,934        $2,852        $5,291
Class C                             $598         $1,619        $2,725        $5,430
Assuming no redemption
  at end of period:
Class B                             $402         $1,534        $2,652        $5,291
Class C                             $498         $1,619        $2,725        $5,430

------------------------

(a) Class C Shares are currently available for the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and AXA Rosenberg Global Long/Short Equity Fund. Class C Shares of the other Funds presented in this table may be made available at any time, in our discretion.
(b) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

          (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans;
          (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with the Trust or the Distributor; and
          (3) Participants in certain group retirement plans offered through a fee-based program that make cumulative purchases of $1 million or more.

(c) For purchases of Class A Shares in connection with which the Trust charges no initial sales charge, a CDSC of 1.00% may apply. See "Multiple Classes-- Class A Shares--Initial Sales Charge Alternative."
(d) The contingent deferred sales charge (CDSC) for Class B Shares decreases to 4% in the second year, 3% in the fourth year, 2% in the fifth year, 1% in the seventh year and 0% in the eighth year of ownership. Class B Shares convert to Class A Shares after eight years.
(e) The CDSC for Class C Shares applies only to shares redeemed within eighteen months of purchase.
(f) The Trust reserves the right, in its sole discretion, to waive this fee when, in our judgment, such waiver would be in the best interests of the Trust or the relevant Fund. See "Redeeming Shares--Early Redemptions and Market Timing." The Funds charge no other redemption fees.
(g) Reflects our contractual undertaking in the Fee Limitation Agreement to waive our management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends and interest on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) until 3/31/04 unless extended, modified or terminated by mutual agreement of the Trust and the Adviser. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years by a Fund to the Adviser to the extent that the repayment will not cause such Fund's Net Expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year.
(h) Because the AXA Rosenberg U.S. Long/Short Equity Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act")), "Other Expenses" are based on estimated amounts for the current fiscal year.
  * Restated to reflect the higher custodial fees associated with the AXA Rosenberg Global Long/Short Equity Fund's foreign investments.

                                PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional risks because the types of investments made by the Funds can change over time.

PRINCIPAL RISKS BY FUND

                                             FOREIGN      SMALL
                                            (INCLUDING    AND/OR                   RISK
                                            EUROPEAN)    MID-SIZE                   OF
                                INVESTMENT  INVESTMENT   COMPANY     CURRENCY     SHORT
                                  RISKS        RISK        RISK        RISK       SALES
                                ----------  ----------  ----------  ----------  ----------
AXA Rosenberg U.S. Discovery
  Fund........................      X                       X
AXA Rosenberg U.S. Large
  Capitalization Fund.........      X
AXA Rosenberg Enhanced 500
  Fund........................      X
AXA Rosenberg International
  Equity Fund.................      X           X                       X
AXA Rosenberg International
  Small Capitalization Fund...      X           X           X           X
AXA Rosenberg European Fund...      X           X           X           X
AXA Rosenberg U.S. Long/Short
  Equity Fund.................      X                       X                       X
AXA Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund.................      X                                               X
AXA Rosenberg Value Long/Short
  Equity Fund.................      X                       X                       X
AXA Rosenberg Global
  Long/Short Equity Fund......      X           X           X           X           X


                                                                     RISK OF
                                PORTFOLIO   MANAGEMENT    MARKET      OVER-     DERIVATIVES    STYLE
                                 TURNOVER      RISK        RISK     WEIGHTING      RISK         RISK
                                ----------  ----------  ----------  ----------  -----------  ----------
AXA Rosenberg U.S. Discovery
  Fund........................      X           X
AXA Rosenberg U.S. Large
  Capitalization Fund.........      X           X                       X
AXA Rosenberg Enhanced 500
  Fund........................      X           X
AXA Rosenberg International
  Equity Fund.................      X           X
AXA Rosenberg International
  Small Capitalization Fund...      X           X
AXA Rosenberg European Fund...      X           X                                    X
AXA Rosenberg U.S. Long/Short
  Equity Fund.................      X           X           X                                    X
AXA Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund.................      X           X           X           X                        X
AXA Rosenberg Value Long/Short
  Equity Fund.................      X           X           X                                    X
AXA Rosenberg Global
  Long/Short Equity Fund......      X           X           X           X                        X

INVESTMENT RISKS. An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. Also, each of the AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/ Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund, (collectively, the "Long/Short Funds") is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds. This risk is significant for all Funds.

FOREIGN (INCLUDING EUROPEAN) INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates and exchange control regulations (including limitations on currency movements and exchanges) and will generally be greater for investments in less developed countries. A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. This risk is particularly significant for the AXA Rosenberg International Equity Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg European Fund and the AXA Rosenberg Global Long/ Short Equity Fund.

SMALL AND/OR MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. This risk is particularly significant for the AXA Rosenberg U.S. Discovery Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg European Fund, the AXA Rosenberg U.S. Long/Short Equity Fund, the AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund.

                                                  www.axarosenbergfunds.com   33

CURRENCY RISK. Investments in securities denominated in and/or receiving revenues in foreign currencies (including the euro) are subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. This risk is particularly significant for the AXA Rosenberg International Equity Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg European Fund and the AXA Rosenberg Global Long/Short Equity Fund.

RISK OF SHORT SALES. When we believe that a security is overvalued, we may cause one or more of the Long/Short Funds to sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund is then obligated to buy the security at a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. No Fund can guarantee that it will be able to replace a security at any particular time or at an acceptable price.

While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender (which cannot fall below zero). By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and that price may rise indefinitely.

Short sales also involve other costs. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, costs and expenses it is required to pay in connection with the short sale.

Until a Long/Short Fund replaces a borrowed security, it will maintain daily a segregated account with its Custodian containing cash, U.S. government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, a Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. No Long/ Short Fund will make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of such Fund's net assets.

PORTFOLIO TURNOVER. The consideration of portfolio turnover does not constrain our investment decisions. Each of the Funds is actively managed and, in some cases, a Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or other transaction costs. Such costs will reduce the relevant Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed. This risk is significant for all Funds.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that we will make poor stock selections. We will apply our investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that we will produce the desired results. In some cases, certain investments may be unavailable or we may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds.

Each Long/Short Fund will lose money if we fail to purchase, sell or sell short different stocks such that the securities in the relevant Fund's long portfolio, in the aggregate, increase in value more than the securities underlying the Fund's short positions. Management risk is heightened for those Funds because we could make poor stock selections for both the long and the short portfolios. Also, we may fail to construct a portfolio for a Long/Short Fund that has limited exposure to general equity market risk or that has limited exposure to specific industries (in the case of the AXA Rosenberg Value Long/Short Equity
Fund), specific capitalization ranges and certain other risk factors.

MARKET RISK. Although each of the Long/Short Funds seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that we will fail to construct for any given Long/Short Fund a portfolio of long and short positions that has limited exposure to general stock market movements, capitalization or other risk factors.

RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the stock market, the AXA Rosenberg U.S. Large Capitalization Fund, the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and/or the AXA Rosenberg Global Long/Short Equity Fund will suffer a loss because of general advances or declines on the prices of stocks in those sectors or industries.

STYLE RISK. For the Long/Short Funds, this is the risk that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks because our risk control policy is not intended to yield a perfectly style-neutral portfolio. For the AXA Rosenberg U.S. Long/Short Equity Fund, this is the risk that although it attempts to maintain approximately equal dollar amounts in value stocks in its long and short portfolios, the Fund's performance will exhibit a greater sensitivity to the value-growth cycle within the U.S. markets than is intended because the Adviser does not have perfect control over the extent of the Fund's value orientation.

DERIVATIVES RISK. The AXA Rosenberg European Fund may use derivative instruments, which in this case are financial contracts whose value depends upon, or is derived from, the value of an underlying index. We will sometimes use derivatives as a part of a strategy designed to reduce other risks and sometimes for investment purposes, which will cause the Fund to incur leverage, thereby increasing opportunities for gain and the magnitude of the Fund's risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities or indices.

                                                  www.axarosenbergfunds.com   35

                          PERFORMANCE INFORMATION FOR
             THE ADVISER'S OTHER SMALL/MID CAPITALIZATION ACCOUNTS

We also serve as adviser to other small/mid capitalization accounts (the "Other Small/Mid Capitalization Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the AXA Rosenberg U.S. Discovery Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE AXA ROSENBERG U.S. DISCOVERY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the AXA Rosenberg U.S. Discovery Fund may vary from the performance of the Other Small/Mid Capitalization Accounts. The performance information shown below is based on a composite of all of our accounts and those of our predecessor with investment objectives, policies and strategies that are substantially similar to those of the AXA Rosenberg U.S. Discovery Fund and has been adjusted to give effect to the annualized net expenses of the AXA Rosenberg U.S. Discovery Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Small/Mid Capitalization Accounts have been registered under the 1940 Act, and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Small/Mid Capitalization Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Small/Mid Capitalization Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Small/Mid Capitalization Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Class A Shares. The other classes of the AXA Rosenberg U.S. Discovery Fund have different expense ratios than Class A Shares, and therefore if the returns of the Other Small/ Mid Capitalization Accounts were adjusted for the fees and expenses of those classes, they would be different than those shown in the bar chart.

The bar chart and table below show:

    - CHANGES IN THE OTHER SMALL/MID CAPITALIZATION ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LIFE OF THE OTHER SMALL/MID CAPITALIZATION ACCOUNT COMPOSITE; AND
    - HOW THE OTHER SMALL/MID CAPITALIZATION ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND THE LIFE OF THE OTHER SMALL/MID CAPITALIZATION ACCOUNT COMPOSITE COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX.

YEARLY PERFORMANCE (%)--OTHER SMALL/MID CAPITALIZATION ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF CLASS A SHARES*)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  1997             32.31%
                  1998              0.53%
                  1999             20.72%
                  2000             15.03%
                  2001              8.72%
                  2002             -7.64%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate (non-annualized) total return of the Other Small/ Mid Capitalization Accounts was 12.96% (based on the fees and net expenses of Class A Shares).

During all periods shown in the bar graph, the Other Small/Mid Capitalization Accounts' highest quarterly return was 19.00%, for the quarter ended 12/31/99, and their lowest quarterly return was -19.03%, for the quarter ended 9/30/98.

PERFORMANCE TABLE
This table shows how the Other Small/Mid Capitalization Accounts' performance compares with the returns of a broad-based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)*

                                        PAST ONE        PAST FIVE     SINCE INCEPTION
                                          YEAR            YEARS          (2/1/96)
                                     ---------------  --------------  ---------------
Other Small/Mid Capitalization
  Accounts (adjusted for the fees
  and expenses of Class A
  Shares)..........................          -12.71%           5.79%           11.66%
Other Small/Mid Capitalization
  Accounts (adjusted for the fees
  and expenses of Class B
  Shares)..........................          -13.02%           5.74%           11.45%
Other Small/Mid Capitalization
  Accounts (adjusted for the fees
  and expenses of Class C
  Shares)..........................          -10.27%           5.84%           11.44%
Russell 2500 Index**...............          -17.80%           1.57%            6.93%

------------------------

  * Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
 ** Reflects no deduction for fees, expenses or taxes. The Russell 2500 Index consists of the smallest 2500 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2500 Index represents approximately 17% of the Russell 3000 Index total market capitalization.

There has been one modification to our small/mid capitalization accounts strategy since its inception in 1996. In October 1998, our predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Adviser's General Investment Philosophy--Stock Selection." Despite this enhancement to our small/mid capitalization strategy, the AXA Rosenberg U.S. Discovery Fund has investment objectives, policies and strategies that are substantially similar to those of the Other Small/Mid Capitalization Accounts.

                                                  www.axarosenbergfunds.com   37

                   PERFORMANCE INFORMATION FOR THE ADVISER'S
                      OTHER LARGE CAPITALIZATION ACCOUNTS

We also serve as adviser to other large capitalization accounts (the "Other Large Capitalization Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the AXA Rosenberg U.S. Large Capitalization Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the AXA Rosenberg U.S. Large Capitalization Fund may vary from the performance of the Other Large Capitalization Accounts. The performance information shown below is based on a composite of all of our accounts and those of our predecessor with investment objectives, policies and strategies that are substantially similar to those of the AXA Rosenberg U.S. Large Capitalization Fund and has been adjusted to give effect to the annualized net expenses of the AXA Rosenberg U.S. Large Capitalization Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Large Capitalization Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Large Capitalization Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Large Capitalization Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Large Capitalization Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Class A Shares. The other classes of the AXA Rosenberg U.S. Large Capitalization Fund have different expense ratios than Class A Shares, and therefore if the returns of the Other Large Capitalization Accounts were adjusted for the fees and expenses of those classes, they would be different than those shown in the bar chart.

The bar chart and table below show:

    - CHANGES IN THE OTHER LARGE CAPITALIZATION ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LAST TEN CALENDAR YEARS; AND
    - HOW THE OTHER LARGE CAPITALIZATION ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND TEN YEARS COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX.

YEARLY PERFORMANCE (%)--OTHER LARGE CAPITALIZATION ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF CLASS A SHARES*)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  1993             11.96%
                  1994              0.86%
                  1995             34.65%
                  1996             22.15%
                  1997             28.33%
                  1998             29.60%
                  1999             22.57%
                  2000            -11.70%
                  2001             -5.61%
                  2002            -15.75%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 to June 30, 2003, the aggregate (non-annualized) total returns of the Other Large Capitalization Accounts was 9.82% (based on the fees and net expenses of Class A Shares).

During all periods shown in the bar graph, the Other Large Capitalization Accounts' highest quarterly return was 26.51%, for the quarter ended 12/31/98, and their lowest quarterly return was -15.12%, for the quarter ended 9/30/02.

PERFORMANCE TABLE
This table shows how the Other Large Capitalization Accounts' performance compares with the returns of a broad-based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)*

                                        PAST ONE        PAST FIVE        PAST TEN
                                          YEAR            YEARS            YEARS
                                     ---------------  --------------  ---------------
Other Large Capitalization Accounts
  (adjusted for the fees and
  expenses of Class A Shares)......          -20.37%           1.06%            9.65%
Other Large Capitalization Accounts
  (adjusted for the fees and
  expenses of Class B Shares)......          -20.35%           1.34%            9.74%
Other Large Capitalization Accounts
  (adjusted for the fees and
  expenses of Class C Shares)......          -17.83%           1.51%            9.63%
Russell 1000 Index**...............           21.65%          -0.58%            9.19%

------------------------

  * Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
 ** Reflects no deduction for fees, expenses or taxes. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.)

There have been two modifications to our large capitalization accounts strategy in the past ten years. First, our predecessor incorporated its Investor Sentiment Model into its large capitalization strategy in April 1993. The second enhancement to our large capitalization strategy occurred in October 1998 when our predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Adviser's General Investment Philosophy--Stock Selection." Despite these enhancements to our large capitalization strategy, the AXA Rosenberg U.S. Large Capitalization Fund has investment objectives, policies and strategies that are substantially similar to those of the Other Large Capitalization Accounts.

                                                  www.axarosenbergfunds.com   39

                   PERFORMANCE INFORMATION FOR THE ADVISER'S
                            OTHER EUROPEAN ACCOUNTS

We also serve as adviser to other European accounts (the "Other European Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the AXA Rosenberg European Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE AXA ROSENBERG EUROPEAN FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the AXA Rosenberg European Fund may vary from the performance of the Other European Accounts. The performance information shown below is based on a composite of all of our accounts and those of our predecessor with investment objectives, policies and strategies that are substantially similar to those of the AXA Rosenberg European Fund and has been adjusted to give effect to the annualized net expenses of the AXA Rosenberg European Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other European Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other European Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, all but one of the Other European Accounts were not subject to Subchapter M of the Internal Revenue Code. If such Other European Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Class A Shares. The other classes of the AXA Rosenberg European Fund have different expense ratios than Class A Shares, and therefore if the returns of the Other European Accounts were adjusted for the fees and expenses of those classes, they would be different than those shown in the bar chart.

The bar chart and table below show:

    - CHANGES IN THE OTHER EUROPEAN ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LAST TEN CALENDAR YEARS; AND
    - HOW THE OTHER EUROPEAN ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND THE LIFE OF THE OTHER EUROPEAN ACCOUNT COMPOSITE COMPARE TO THOSE OF AN INDEX WITH A SIMILAR INVESTMENT ORIENTATION AND A BROAD-BASED SECURITIES MARKET INDEX.

YEARLY PERFORMANCE (%)--OTHER EUROPEAN ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF CLASS A SHARES*)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     YEARLY PERFORMANCE

     CALENDAR YEAR END  ANNUAL RETURN (%)
                  1993             30.38%
                  1994              4.69%
                  1995             20.31%
                  1996             22.22%
                  1997             27.71%
                  1998             22.29%
                  1999             20.54%
                  2000             -5.25%
                  2001            -17.65%
                  2002            -16.71%

-------------------
* The annual returns in the bar chart do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. For the period January 1, 2003 through June 30, 2003, the aggregate non-annualized) total return of the Other Accounts was 13.43% (based on the fees and net expenses of Class A Shares).

During all periods shown in the bar graph, the Other European Accounts' highest quarterly return was 19.31%, for the quarter ended 3/31/98, and their lowest quarterly return was -25.16%, for the quarter ended 9/30/02.

PERFORMANCE TABLE
This table shows how the Other European Accounts' performance compares with the returns of an index with a similar investment orientation and the returns of a broad-based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)*

                                        PAST ONE        PAST FIVE        PAST TEN
                                          YEAR            YEARS           YEARS
                                     ---------------  --------------  --------------
Other European Accounts (adjusted
  for the fees and expenses of
  Class A Shares)..................          -21.28%          -1.98%           8.78%
Other European Accounts (adjusted
  for the fees and expenses of
  Class B Shares)..................          -21.26%          -1.75%           8.86%
Other European Accounts (adjusted
  for the fees and expenses of
  Class C Shares)..................          -18.76%          -1.55%           8.75%
MSCI Europe Index**................          -18.09%          -1.96%           8.33%
Blended Benchmark+.................          -17.83%          -1.93%           8.25%

------------------------

  * Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
 ** Reflects no deduction for fees, expenses or taxes. The MSCI Europe Index is an equity index prepared by Morgan Stanley Capital International and is currently comprised of 15 developed European markets, including the United Kingdom, based on large and medium capitalization securities which are sorted by industry group and selected, at full market capitalization weight, on the basis of investability (as determined by size, long and short term volume and free float).
  + Reflects no deduction for fees, expenses or taxes. The benchmark is a value-weighted composite of the indices selected by the Adviser for comparison purposes. The country weights of the portfolios are plus or minus 3% of the country weights of the Other Accounts' designated benchmarks. Benchmark index weightings as of 12/31/02 were: 30.34% FTSE World Europe Special, 8.94% Financial Times Europe, 60.41% MSCI-Europe, and 0.61% MCSI-Europe ex-Norway.

There have been two modifications to our European accounts strategy in the past ten years. First, our predecessor incorporated its Investor Sentiment Model into its European strategy in April 1993. The second enhancement to our European strategy occurred in October 1998 when our predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Adviser's General Investment Philosophy--Stock Selection." Despite this enhancement to our European strategy, the AXA Rosenberg European Fund has investment objectives, policies and strategies that are substantially similar to those of the Other European Accounts.

                  THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY

We use a bottom-up, fundamental stock selection process driven by proprietary technology for all the Trust's portfolios, through which we seek to outperform a benchmark while diversifying investment risk across a portfolio's holdings. In seeking to outperform each Fund's designated benchmark, we also attempt to control risk in each Fund's portfolio relative to the securities constituting that benchmark. Since each Fund is substantially invested in equities at all times, we do not seek to earn an extraordinary return by timing the market. We seek to avoid constructing a portfolio that differs significantly from the benchmark with respect to characteristics such as market capitalization, historic relative volatility and industry weightings. Each Fund seeks to have exposure to these factors similar to that of the designated benchmark.

INVESTMENT PHILOSOPHY
We believe that a company's fundamentals drive its earnings, and that its earnings--both short and long term--ultimately drive performance. Our investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental values." We believe that market prices will converge towards fundamental values over time, and that therefore, if we can accurately determine fundamental value and can apply a disciplined investment process to select those stocks that are currently undervalued (in the case of purchases) or overvalued (in the case of short sales), we will outperform a Fund's benchmark over time.

The premise of our investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. We identify and purchase those stocks that are undervalued (i.e., they are currently cheaper than similar stocks with the same characteristics) and sell (or engage in short sales in the case of the Long/Short Funds) those stocks that are overvalued (i.e., they are currently more expensive than similar stocks with the same characteristics). We believe that the market will recognize the "better value" and that the mispricings will be corrected as the stocks in the Fund's portfolios are purchased or sold by other investors.

In determining whether or not a stock is attractive, we estimate the company's current fundamental value, changes in the company's future earnings and investor sentiment toward the stock. We identify and cause a Fund to purchase undervalued stocks and to hold them in the Fund's portfolio until the market recognizes and corrects for the mispricings. Conversely, we identify and cause a Fund to sell (or sell short, in the case of the Long/Short Funds) overvalued stocks.

                                                  www.axarosenbergfunds.com   41

DECISION PROCESS
We use proprietary systems to focus on generating unique insights into earnings--across industries and countries. Our decision process is a continuum. Our research function develops models that analyze the more than 17,500 securities in the global universe. These models include analyses of both fundamental data and historical price performance. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

The essence of our approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include: (1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. We regularly assimilate, check and structure the input data on which our models rely. We believe that with correct data, the recommendations made by the system will be sound.

STOCK SELECTION
Fundamental valuation of stocks is key to our investment process, and the heart of the valuation process lies in our proprietary Valuation Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Valuation Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese Companies) are analyzed in a nearly global model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese Companies are analyzed in an independent national model. The Valuation Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

An important feature of the Valuation Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments. Each segment is compared with similar segments of other companies doing business in the same geographical market and, in most cases, in different markets. We appraise the company's assets, operating earnings and sales within each business segment, using the market's valuation of the relevant category of business as a guide where possible. We then put the segment appraisals together to create balance sheet, income statement, and sales valuation models for each total company, while adjusting the segment appraisals to reflect variables which apply only to the total company, such as taxes, capital structure, and pension funding.

Our proprietary Earnings Forecast Model attempts to predict the earnings change for companies over a one-year period. This Model examines, among other things, measures of company profitability, measures of operational efficiency, analysts' earnings estimates and measures of investor sentiment, including broker recommendations, earnings surprise and prior market performance. In different markets around the world, we have different levels of investor sentiment data available and observe differing levels of market response to the model's various predictors.

We combine the results of the Earnings Forecast Model with the results of the Valuation Model to determine the attractiveness of a stock for purchase or sale.

OPTIMIZATION
Our portfolio optimization system attempts to construct a Fund portfolio that will outperform the relevant benchmark. The optimizer simultaneously considers both the recommendations of our stock selection models and the risks in determining portfolio transactions. The portfolio optimization system for the Long/Short Funds also attempts to moderate the value orientations of those Funds. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING
Our trading system aggregates the recommended transactions for a Fund and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

In the United States, the network arrangements we have developed with Instinet Matching System (IMS) and Portfolio System for Institutional Trading (POSIT) facilitate large volume trading with little or no price disturbance and low commission rates.

We use accommodative trading, which allows institutional buyers and sellers of stock to present us with their "interest" lists electronically each morning. Any matches between the inventory that the brokers have presented and our own recommended trades are signaled to our traders. Because the broker is doing agency business and has a client on the other side of the trade, we expect the other side to be accommodative in setting the price. Our objective in using this system is to execute most trades on our side of the bid/ask spread so as to minimize market impact.

Package trades further allow us to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

We continuously monitor trading costs to determine the impact of commissions and price disturbances on a Fund's portfolio.

                            MANAGEMENT OF THE TRUST

The Trust's Board of Trustees oversees the general conduct of the Funds' business.

INVESTMENT ADVISER
AXA Rosenberg Investment Management LLC (the "Adviser") is the Trust's investment adviser. The Adviser's address is Four Orinda Way, Building E, Orinda, CA 94563. The Adviser is responsible for making investment decisions for the Funds and managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees. The Adviser provides investment advisory services to a number of institutional investors as well as the Barr Rosenberg Variable Insurance Trust. Each of the Funds pays the Adviser a management fee for these services on a monthly basis. As described in the "Annual Fund Operating Expenses" table in the section entitled "Fees and Expenses," the Adviser has entered into a Fee Limitation Agreement to reduce its management fees and bear certain expenses until March 31, 2004 to limit each Fund's total annual operating expenses. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the relevant Fund to the Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year. This table shows what the Funds have paid the Adviser in fees and what percentage of the average daily net assets of each such Fund those fees represent for the fiscal year ended March 31, 2003.

                                                      PERCENTAGE OF AVERAGE
                                          FEES PAID     DAILY NET ASSETS
                                          ----------  ---------------------
AXA Rosenberg U.S. Discovery Fund.......  $        0                 0%
AXA Rosenberg Enhanced 500 Fund.........  $        0                 0%
AXA Rosenberg International Equity
  Fund..................................  $        0                 0%
AXA Rosenberg International Small
  Capitalization Fund...................  $        0                 0%
AXA Rosenberg European Fund.............  $        0                 0%
AXA Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund..................................  $   42,906              0.22%
AXA Rosenberg Value Long/Short Equity
  Fund..................................  $1,704,863              1.27%
AXA Rosenberg Global Long/Short Equity
  Fund..................................  $   20,368              0.12%

The AXA Rosenberg U.S. Large Capitalization Fund has not yet been operational for a complete fiscal year. Management fees for that Fund represent 0.75% of its average daily net assets, before waivers and reimbursements. The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of March 31, 2003. Management fees for that Fund represent 1.25% of its average daily net assets, before waivers and reimbursements.

PORTFOLIO MANAGEMENT
A team of personnel employed by the Adviser and an affiliated entity, the Barr Rosenberg Research Center LLC (the "Research Center"), is jointly and primarily responsible for the day-to-day operations of the portfolio of each of the Funds. The investments in the Funds' portfolios are determined through the use of the Adviser's proprietary Valuation Model and Earnings Forecast Model, the operation of which is overseen by employees of the Research Center. The Adviser's proprietary models determine investments for each portfolio that are reviewed by employees of the Adviser to ensure that they are appropriate for a particular Fund. Other employees of the Adviser, in turn, arrange execution of the trades once they have been reviewed and approved. To the extent that the eventual investment decisions differ from those recommended by the Adviser's proprietary models, the employees of the Adviser communicate any such modifications to other personnel employed by the Adviser and the Research Center.

EXECUTIVE OFFICERS
The biography of each of the executive officers of the Adviser is set forth below. Kenneth Reid is also a Trustee of the Trust.

KENNETH REID. Dr. Reid is the Global Chief Investment Officer of the Adviser. His work is focused on the design and estimation of the Adviser's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Adviser's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Adviser's proprietary valuation and trading systems.

                                                  www.axarosenbergfunds.com   43

Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance. From 1986 to 1998, Dr. Reid was a general partner of Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

WILLIAM RICKS. Dr. Ricks is the Chief Executive Officer and Chief Investment Officer of the Adviser. His primary responsibilities are the various aspects of the investment process: trading, operations, portfolio engineering, and portfolio construction. He is responsible for the implementation of the investment strategies that are designed by the Research Center.

Dr. Ricks earned a B.S. from the University of New Orleans, Louisiana and a Ph.D. from the University of California, Berkeley in 1980. He worked as a senior accountant for Ernst & Ernst in New Orleans from 1974 to 1976. He was a financial and managerial accounting instructor at the University of California, Berkeley from 1978 to 1979, after which he was an associate professor of finance and accounting at Duke University in Durham, North Carolina until 1989. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

THOMAS MEAD. Mr. Mead is the Global Research Director of the Barr Rosenberg Research Center LLC. He has oversight responsibilities for the Adviser's security valuation and portfolio optimization systems used to manage the Funds and for the implementation of the decisions developed therein. In addition to his oversight role within the Research Center, his focus is primarily on modeling.

Mr. Mead earned an A.B. from Indiana University, Bloomington in 1973 and an M.A. in Economics from Brown University in 1975. He worked as an economist and a fixed income manager for Allendale Insurance in Providence, Rhode Island from 1977 to 1982, after which he was Managing Director of Cambridge Associates in Boston, Massachusetts until 1989. From 1989 to 1998, he was a research associate at Rosenberg Institutional Equity Management, the predecessor company to the Adviser, where his responsibilities included portfolio engineering and client service.

INDEPENDENT TRUSTEES
William F. Sharpe, Nils H. Hakansson and Dwight M. Jaffee are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser.

Dr. Sharpe is the STANCO 25 Professor of Finance Emeritus at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill), ASSET ALLOCATION TOOLS, (Scientific Press), FUNDAMENTALS OF INVESTMENTS with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall). Dr. Sharpe is a past President of the American Finance Association. He is a founder and currently a board member of Financial Engines Incorporated, an on-line investment advice company. He has also served as consultant to a number of corporations and investment organizations. He received the Nobel Prize in Economic Sciences in 1990.

Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published a number of articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Services Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

Professor Jaffee is the Willis H. Booth Professor of Banking and Finance at the Haas School of Business, University of California, Berkeley. He was previously a Professor of Economics at Princeton University for many years, where he served as the Vice Chairman of the faculty. At Berkeley, he serves on a continuing basis as the Co-chairman of the Fisher Center for Real Estate and Urban Economics and as the Director of the UC Berkeley-St. Petersburg University (Russia) School of Management Program. He has been a Visiting Professor at many universities around the world, most recently at the University of Aix/ Marseille in France and at the European University in Florence Italy. Professor Jaffee has authored five books and numerous articles in academic and professional journals. His research has focused on three key financial markets: business lending, real estate finance, and catastrophe insurance. His current research is focused on methods for securitizing real estate finance and catastrophe insurance risks, and on the impact of international trade on the U.S. computer industry. He has served on the editorial boards of numerous academic journals, and has been a consultant to a number of U.S. government agencies and to the World Bank. In the past, Professor Jaffee has been a member of the Board of Directors of various financial institutions, including the Federal Home Loan Bank of New York.

DISTRIBUTOR
Class A, Class B and, if offered, Class C Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Class A, Class B and Class C Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class A, Class B and Class C Shares of the Trust, each such class is subject to an annual distribution and shareholder service fee (each a "Distribution and Shareholder Service Fee") in accordance with a distribution and shareholder service plan (each a "Distribution and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Service Plans, the various classes of the Funds will pay Distribution and Shareholder Service Fees up to the following percentages:

                                       A      B     C*
                                     -----  -----  -----
AXA Rosenberg U.S. Discovery
  Fund.............................  0.50%  1.00%  1.00%
AXA Rosenberg U.S. Large
  Capitalization Fund..............  0.50%  1.00%  1.00%
AXA Rosenberg Enhanced 500 Fund....  0.50%  1.00%  1.00%
AXA Rosenberg International Equity
  Fund.............................  0.50%  1.00%  1.00%
AXA Rosenberg International Small
  Capitalization Fund..............  0.50%  1.00%  1.00%
AXA Rosenberg European Fund........  0.50%  1.00%  1.00%
AXA Rosenberg U.S. Long/Short
  Equity Fund......................  0.50%  1.00%  1.00%
AXA Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund.............................  0.50%  1.00%  1.00%
AXA Rosenberg Value Long/Short
  Equity Fund......................  0.50%  1.00%  1.00%
AXA Rosenberg Global Long/Short
  Equity Fund......................  0.50%  1.00%  1.00%

------------------------

  * Class C Shares of the AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, and the AXA Rosenberg U.S. Long/Short Equity Fund are not currently available for purchase, but may be made available at any time, in our discretion.

Expenses and services for which the Distributor may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of the relevant Shares, printing of prospectuses and reports for other than existing Class A, Class B and Class C shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plans are of the type known as a "compensation" plan. This means that, although the Trustees of the Trust expect to take into account the expenses of the Distributor in their periodic review of the Distribution and Shareholder Service Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

                                                  www.axarosenbergfunds.com   45

                                MULTIPLE CLASSES

As indicated previously, the Funds offer three classes of shares in this prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The three classes of shares are Class A Shares, Class B Shares and Class C Shares. The following table sets forth basic investment and fee information for each class.

                                                                  ANNUAL
                                                               DISTRIBUTION
                                                                   AND
                                     MINIMUM FUND  SUBSEQUENT  SHAREHOLDER
NAME OF CLASS                         INVESTMENT   INVESTMENT  SERVICE FEE
-------------                        ------------  ----------  ------------
Class A............................     $1,000        $100          0.50%
Class B............................     $1,000        $100          1.00%
Class C*...........................     $1,000        $100          1.00%

------------------------

  * Class C Shares of the AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund and the AXA Rosenberg U.S. Long/Short Equity Fund are not currently available for purchase, but may be made available at any time, in our discretion.

The offering price of Fund shares is based on the net asset value per share next determined after an order is received. See "Purchasing Shares," "How the Trust Prices Shares of the Funds--Determination of Net Asset Value" and "Redeeming Shares."

CHOOSING A SHARE CLASS
The Trust offers three classes of shares in this prospectus--Classes A, B and C. Each such class has a sales charge (calculated as a percentage of your investment) and also has its own expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more should be made in Class A Shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value, subject to an initial sales charge as follows:

AXA ROSENBERG ENHANCED 500 FUND

                                            INITIAL SALES CHARGE          COMMISSION TO
                                     -----------------------------------  DEALER/ AGENT
                                           AS % OF           AS % OF         AS % OF
AMOUNT PURCHASED                     NET AMOUNT INVESTED  OFFERING PRICE  OFFERING PRICE
----------------                     -------------------  --------------  --------------
Up to $100,000.....................            3.09%             3.00%          2.700%
$100,000 up to $250,000............            2.30%             2.25%          2.025%
$250,000 up to $500,000............            1.52%             1.50%          1.350%
$500,000 up to $1,000,000..........            1.00%             1.00%          0.900%

ALL OTHER FUNDS

                                            INITIAL SALES CHARGE          COMMISSION TO
                                     -----------------------------------  DEALER/ AGENT
                                           AS % OF           AS % OF         AS % OF
AMOUNT PURCHASED                     NET AMOUNT INVESTED  OFFERING PRICE  OFFERING PRICE
----------------                     -------------------  --------------  --------------
Up to $50,000......................            5.82%             5.50%           5.00%
$50,000 up to $100,000.............            4.99%             4.75%           4.25%
$100,000 up to $250,000............            3.90%             3.75%           3.25%
$250,000 up to $500,000............            2.83%             2.75%           2.50%
$500,000 up to $1,000,000..........            2.04%             2.00%           1.75%
Over $1,000,000*...................            0.00%             0.00%           1.00%

------------------------

  * You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% contingent deferred sales charge ("CDSC") if you redeem your shares within 1 year. The 1-year period begins on the first day of the month following the purchase. Neither the initial sales charge nor the CDSC applies to certain group retirement plans purchasing through a fee-based program.

For cumulative purchases of Class A Shares of $1 million or more by participants in certain group retirement plans offered through a fee-based program, broker-dealers receive a commission from the Distributor as follows:

PURCHASES OVER $1 MILLION
AMOUNT PURCHASED                                    COMMISSION %
----------------                                    ------------
First $3 million..................................        1.00
$3 million to less than $5 million................        0.75
$5 million to less than $25 million...............        0.50
$25 million or more...............................        0.25

The Trust also offers three separate programs that can affect the level of your initial sales charge on purchases of Class A Shares:

    - LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A Shares of the Funds, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A Shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds' transfer agent (the "Transfer Agent") that you have a Letter of Intent each time you make an investment.
       You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. Your shares will be held subject to a pledge for this purpose. The custodian will release the pledge at the end of the 13 months if you complete your intended investment.
    - RIGHT OF ACCUMULATION. You may add the value of any Class A Shares of the Funds you already own to the amount of your next investment for purposes of calculating the sales charge at the time of the current purchase. You must notify your financial intermediary or the Transfer Agent to qualify. Certain financial intermediaries may not offer these programs or may impose conditions or fees to use these programs. You should consult with your financial intermediary prior to purchasing the Funds' shares.
    - COMBINATION PRIVILEGE. You may combine purchases of Class A Shares that are made by you, your spouse and your children under age 21 when calculating the initial sales charge. You must notify your financial intermediary or the Transfer Agent to qualify.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B Shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within a specified period after your purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

YEARS SINCE PURCHASE                                CDSC
--------------------                                ----
First.............................................  5.0%
Second............................................  4.0%
Third.............................................  4.0%
Fourth............................................  3.0%
Fifth.............................................  2.0%
Sixth.............................................  2.0%
Seventh...........................................  1.0%
Eighth............................................  None

A Fund's Class B Shares automatically convert to Class A Shares of the same Fund after the eighth year. Investments of $1,000,000 or more should be made in Class A Shares.

If you exchange your shares for the Class B Shares of another Fund of the Trust, the CDSC also will apply to those Class B Shares. The CDSC period begins on the first day of the month following your original purchase, not the date of the subsequent exchange.

                                                  www.axarosenbergfunds.com   47

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

INITIAL SALES CHARGE ON PURCHASES OF UP TO $1,000,000*:

                                              AS % OF         AS % OF
FUND                                      AMOUNT INVESTED  OFFERING PRICE
----                                      ---------------  --------------
AXA Rosenberg U.S. Discovery Fund.......         1.01%            1.00%
AXA Rosenberg U.S. Large Capitalization
  Fund..................................         1.01%            1.00%
AXA Rosenberg Enhanced 500 Fund.........         0.76%            0.75%
AXA Rosenberg International Equity
  Fund..................................         1.01%            1.00%
AXA Rosenberg International Small
  Capitalization Fund...................         1.01%            1.00%
AXA Rosenberg European Fund.............         1.01%            1.00%
AXA Rosenberg U.S. Long/Short Equity
  Fund..................................         1.01%            1.00%
AXA Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund..................................         1.01%            1.00%
AXA Rosenberg Value Long/Short Equity
  Fund..................................         1.01%            1.00%
AXA Rosenberg Global Long/Short Equity
  Fund..................................         1.01%            1.00%

------------------------

  *  Investments of $1,000,000 or more should be made in Class A Shares.

All investments will be subject to a CDSC if you redeem your shares within 18 months. If you exchange your shares for Class C Shares of another Fund of the Trust, the CDSC will also apply to those Class C Shares. The 18-month period for the CDSC begins on the first day of the month following your initial purchase and is unaffected by the subsequent exchange. Class C Shares do not convert to shares of any other class. Class C Shares of the AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund and the AXA Rosenberg U.S. Long/Short Equity Fund are not currently available for purchase, but may be made available at any time, in our discretion.

FUND                                                CDSC
----                                                -----
AXA Rosenberg U.S. Discovery Fund.................  1.00%
AXA Rosenberg U.S. Large Capitalization Fund......  1.00%
AXA Rosenberg Enhanced 500 Fund...................  0.75%
AXA Rosenberg International Equity Fund...........  1.00%
AXA Rosenberg International Small Capitalization
  Fund............................................  1.00%
AXA Rosenberg European Fund.......................  1.00%
AXA Rosenberg U.S. Long/Short Equity Fund.........  1.00%
AXA Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund..........................  1.00%
AXA Rosenberg Value Long/Short Equity Fund........  1.00%
AXA Rosenberg Global Long/Short Equity fund.......  1.00%

DESCRIPTION OF THE CDSCS
Certain investments in Class A, B and C Shares are subject to a CDSC, or a contingent deferred sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. For purposes of calculating the CDSC, the start of the holding period is the first day of the month after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

CDSCs are applied to the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to CDSCs. CDSCs are deducted from the amount of the redemption and paid to the Distributor. CDSCs generally will be waived under the following circumstances:

    - Benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans.
    - Eligible mandatory distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 1/2 (waiver applies only to amounts necessary to meet the required minimum amount). If Fund shares represent a part of a shareholder's total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the relevant shares bear to the total investment account.
    - Death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

    - Payments under a Systematic Withdrawal Plan, up to 10% per year, provided the minimum distributions per such Plan are no less than $250 per month and the account balance at inception of the withdrawals is at least $25,000. Shares received from dividend and capital gain reinvestment are included in calculating the 10%. Withdrawals in excess of 10% will subject the entire annual withdrawal to the applicable CDSC.

GENERAL
Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (collectively, "Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization. Each such Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds--Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.

INITIAL CASH INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL CASH INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL CASH INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "--Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "--Initial Cash Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to 4:00 p.m., New York time, of the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, the Adviser may waive the minimum additional investment requirements.

OTHER PURCHASE INFORMATION
An eligible shareholder may also participate in the Barr Rosenberg Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Class A Shares, Class B Shares or, if offered by the particular Fund, Class C Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $1,000 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.

For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before 4:00 p.m., New York time, on that day. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted.

                                                  www.axarosenbergfunds.com   49

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in our judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust does not allow investments by market timers. You may be subject to a fee of 2% if you redeem or exchange your shares within one month of purchase. See "Redeeming Shares--Early Redemptions and Market Timing." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                         INDIVIDUAL RETIREMENT ACCOUNTS

Class A Shares, Class B Shares or, if offered, Class C Shares of the Funds may be used to fund Individual Retirement Accounts ("IRAs"). The minimum initial investment for an IRA is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds--Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

To be in "good order," a request must include the following documentation:

      (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
      (b)  any required signature guarantees; and
      (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE
Provided the Telephone Redemption Option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on Telephone Redemptions will be suspended for a period typically expected not to exceed 7 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING
The Funds do not allow investments by market timers. You will be considered a market timer if you buy and sell your shares within one month or otherwise seem, in our judgment, to follow a timing pattern. Shares redeemed or exchanged within one month of purchase will be subject to a fee of 2%. Such fee will be paid to the Fund to defray the costs associated with early redemptions. The Trust reserves the right, in its sole discretion, to waive such fee when, in the judgment of the Adviser, such waiver would be in the best interests of the Trust or a Fund.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

If we determine, in our sole discretion, that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or
(ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds--Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by the Adviser in light of each Fund's objective and will not generally represent a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                               EXCHANGING SHARES

The Funds offer two convenient ways to exchange shares of one Fund for shares of another Fund. Shares of a particular class of a Fund may be exchanged only for shares of the same class in another Fund. There is no sales charge on exchanges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. A new account opened by exchange must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

EXCHANGE BY MAIL
To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

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EXCHANGE BY TELEPHONE
To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The price of each Fund's shares is based on its net asset value per share as next determined after receipt of a purchase order in good order (plus any applicable sales charges).

For purposes of calculating the purchase price of Fund shares, if it does not reject a purchase order, the Trust considers an order received on the day that it receives a check or money order therefor on or before 4:00 p.m., New York time. If the Trust receives the payment after the deadline, it will base the purchase price of Fund shares on the next determination of net asset value of Fund shares.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or Funds or to reject purchase orders when the Adviser believes that suspension or rejection would be in the best interests of the Trust. Purchases of each Fund's shares may be made in full or fractional shares of the relevant Fund calculated to three decimal places. In the interest of economy and convenience, the Trust will not issue certificates for shares.

DETERMINATION OF NET ASSET VALUE
The net asset value of each class of shares of the Funds will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time. Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. Because the AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund and AXA Rosenberg Global Long/Short Equity Fund may invest in securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the net asset value of the shares of those Funds may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of each class of a Fund is determined by dividing the class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any liabilities attributable to that class, by the total number of outstanding shares of that class. Each Fund's liabilities are allocated among its classes. Specifically, the total of such liabilities plus that class's distribution and shareholder service expenses, if any, and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of outstanding shares of that class to produce the "net asset value" per share.

Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Price information on other listed securities is generally taken from the closing price on the exchange where the security is primarily traded.

Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price or the most recent quoted ask price, as applicable, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by, or pursuant to procedures adopted by, the Trustees of the Trust. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the New York Stock Exchange close.

52
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                                 DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the AXA Rosenberg International Equity Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg European Fund and the AXA Rosenberg Global Long/Short Equity Fund intend to) elect to permit shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains

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into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                               OTHER INFORMATION

Each Fund's investment performance may from time to time be included in advertisements about such Fund. Total return for a Fund is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redemption value of the investment in such Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gains distributions). All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies.

These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect (if presented net of the expense limitation).

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request. The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

54
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
                                                   INCOME FROM INVESTMENT OPERATIONS
                                            ------------------------------------------------
                                                                  NET
                                                                REALIZED
                                                             AND UNREALIZED
                                                             GAIN/(LOSS) ON
                                NET ASSET        NET          INVESTMENTS
                                 VALUE,       INVESTMENT      AND FOREIGN       TOTAL FROM
                                BEGINNING       INCOME          CURRENCY        INVESTMENT
FISCAL YEAR OR PERIOD           OF PERIOD       (LOSS)        TRANSACTIONS      OPERATIONS
---------------------           ---------   --------------   --------------   --------------
AXA ROSENBERG U.S. DISCOVERY
  FUND
  Class A Shares
  Year ended 3/31/03..........   $11.07     $      -0.02(a)  $     -1.55      $       -1.57
  10/1/01(d) to 3/31/02.......     9.08               --(a)         2.01               2.01
  Class B Shares
  Year ended 3/31/03..........   $11.05     $      -0.06(a)  $     -1.56      $       -1.62
  10/1/01(d) to 3/31/02.......     9.08            -0.04(a)         2.03               1.99
AXA ROSENBERG U.S. LARGE
  CAPITALIZATION FUND
  Class A Shares
  6/20/02(d) to 3/31/03.......   $10.00     $       0.03(a)  $     -1.72      $       -1.69
  Class B Shares
  6/20/02(d) to 3/31/03.......   $10.00     $         --     $     -1.73      $       -1.73
AXA ROSENBERG ENHANCED 500
  FUND
  Class A Shares
  Year ended 3/31/03..........   $ 7.76     $       0.04(a)  $     -1.83      $       -1.79
  10/1/01(d) to 3/31/02.......     7.10             0.01            0.70               0.71
  Class B Shares
  Year ended 3/31/03..........   $ 7.75     $       0.01(a)  $     -1.83      $       -1.82
  10/1/01(d) to 3/31/02.......     7.10            -0.01            0.70               0.69
AXA ROSENBERG INTERNATIONAL
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........   $ 7.08     $       0.06(a)  $     -1.56      $       -1.50
  10/1/01(d) to 3/31/02.......     6.92            -0.02(a)         0.54               0.52
  Class B Shares
  Year ended 3/31/03..........   $ 7.06     $       0.02(a)  $     -1.53      $       -1.51
  10/1/01(d) to 3/31/02.......     6.92            -0.04(a)         0.53               0.49
AXA ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  Class A Shares
  Year ended 3/31/03..........   $ 8.46     $       0.04(a)  $     -0.55      $       -0.51
  10/1/01(d) to 3/31/02.......     7.71               --(a)         0.94               0.94
  Class B Shares
  Year ended 3/31/03..........   $ 8.45     $      -0.03(a)  $     -0.52      $       -0.55
  10/1/01(d) to 3/31/02.......     7.71            -0.02(a)         0.94               0.92
AXA ROSENBERG EUROPEAN FUND
  Class A Shares
  Year ended 3/31/03..........   $ 9.74     $       0.13(a)  $     -2.42      $       -2.29
  10/1/01(d) to 3/31/02.......     8.82               --            0.92               0.92
  Class B Shares
  Year ended 3/31/03..........   $ 9.71     $       0.11(a)  $     -2.44      $       -2.33
  10/1/01(d) to 3/31/02.......     8.82            -0.03            0.92               0.89
AXA ROSENBERG U.S. LARGE/MID
  CAPITALIZATION LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........   $10.22     $      -0.07(a)  $      1.30      $        1.23
  10/1/01(d) to 3/31/02.......    11.17               --(a)        -0.70              -0.70
  Class B Shares
  Year ended 3/31/03..........   $10.20     $      -0.12(a)  $      1.31      $        1.19
  10/1/01(d) to 3/31/02.......    11.17            -0.01(a)        -0.72              -0.73
AXA ROSENBERG VALUE LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........   $ 8.94     $      -0.08(a)  $      1.55      $        1.47
  10/1/01(d) to 3/31/02.......     9.56            -0.02(a)        -0.38              -0.40
  Class B Shares
  Year ended 3/31/03..........   $ 8.94     $      -0.13(a)  $      1.54      $        1.41
  10/1/01(d) to 3/31/02.......     9.56            -0.05(a)        -0.37              -0.42
  Class C Shares
  3/18/03(d) to 3/31/03.......   $10.30     $      -0.01(a)  $      0.07      $        0.06
AXA ROSENBERG GLOBAL
  LONG/SHORT EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........   $10.13     $      -0.13(a)  $      1.78      $        1.65
  10/1/01(d) to 3/31/02.......    11.30            -0.01(a)        -0.77              -0.78
  Class B Shares
  Year ended 3/31/03..........   $10.11     $      -0.18(a)  $      1.76      $        1.58
  10/1/01(d) to 3/31/02.......    11.30            -0.04(a)        -0.77              -0.81
  Class C Shares
  3/17/03(d) to 3/31/03.......   $11.76     $      -0.01(a)  $     -0.04      $       -0.05

                                            DIVIDENDS AND DISTRIBUTIONS
                                ---------------------------------------------------
                                                   DISTRIBUTIONS
                                                       FROM
                                                   NET REALIZED
                                                     GAINS ON
                                  DIVIDENDS         INVESTMENTS          TOTAL
                                   FROM NET         AND FOREIGN      DISTRIBUTIONS
                                  INVESTMENT         CURRENCY              TO           REDEMPTION
FISCAL YEAR OR PERIOD               INCOME         TRANSACTIONS       SHAREHOLDERS         FEES
---------------------           --------------   -----------------   --------------   --------------
AXA ROSENBERG U.S. DISCOVERY
  FUND
  Class A Shares
  Year ended 3/31/03..........  $       -0.01     $           --     $     -0.01          $  --
  10/1/01(d) to 3/31/02.......          -0.02                 --           -0.02             --
  Class B Shares
  Year ended 3/31/03..........  $          --     $           --     $        --          $  --
  10/1/01(d) to 3/31/02.......          -0.02                 --           -0.02             --
AXA ROSENBERG U.S. LARGE
  CAPITALIZATION FUND
  Class A Shares
  6/20/02(d) to 3/31/03.......  $       -0.03     $           --     $     -0.03          $  --
  Class B Shares
  6/20/02(d) to 3/31/03.......  $       -0.01     $           --     $     -0.01          $  --
AXA ROSENBERG ENHANCED 500
  FUND
  Class A Shares
  Year ended 3/31/03..........  $       -0.06     $           --     $     -0.06          $  --
  10/1/01(d) to 3/31/02.......          -0.05                 --           -0.05             --
  Class B Shares
  Year ended 3/31/03..........  $       -0.05     $           --     $     -0.05          $  --
  10/1/01(d) to 3/31/02.......          -0.04                 --           -0.04             --
AXA ROSENBERG INTERNATIONAL
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........  $       -0.06     $           --     $     -0.06          $0.01
  10/1/01(d) to 3/31/02.......          -0.36                 --           -0.36             --
  Class B Shares
  Year ended 3/31/03..........  $       -0.01     $           --     $     -0.01          $0.01
  10/1/01(d) to 3/31/02.......          -0.35                 --           -0.35             --
AXA ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  Class A Shares
  Year ended 3/31/03..........  $       -0.08     $           --     $     -0.08          $0.02
  10/1/01(d) to 3/31/02.......          -0.19                 --(b)        -0.19             --
  Class B Shares
  Year ended 3/31/03..........  $       -0.07     $           --     $     -0.07          $0.02
  10/1/01(d) to 3/31/02.......          -0.18                 --(b)        -0.18             --
AXA ROSENBERG EUROPEAN FUND
  Class A Shares
  Year ended 3/31/03..........  $       -0.13     $           --     $     -0.13          $  --
  10/1/01(d) to 3/31/02.......             --                 --              --             --
  Class B Shares
  Year ended 3/31/03..........  $       -0.09     $           --     $     -0.09          $  --
  10/1/01(d) to 3/31/02.......             --                 --              --             --
AXA ROSENBERG U.S. LARGE/MID
  CAPITALIZATION LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........  $       -0.01     $           --     $     -0.01          $0.01
  10/1/01(d) to 3/31/02.......          -0.25                 --           -0.25             --
  Class B Shares
  Year ended 3/31/03..........  $          --     $           --     $        --          $0.01
  10/1/01(d) to 3/31/02.......          -0.24                 --           -0.24             --
AXA ROSENBERG VALUE LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........  $          --     $           --     $        --          $  --
  10/1/01(d) to 3/31/02.......          -0.22                 --           -0.22             --
  Class B Shares
  Year ended 3/31/03..........  $          --     $           --     $        --          $  --
  10/1/01(d) to 3/31/02.......          -0.20                 --           -0.20             --
  Class C Shares
  3/18/03(d) to 3/31/03.......  $          --     $           --     $        --          $  --
AXA ROSENBERG GLOBAL
  LONG/SHORT EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........  $          --     $           --     $        --          $0.02
  10/1/01(d) to 3/31/02.......          -0.39                 --           -0.39             --
  Class B Shares
  Year ended 3/31/03..........  $          --     $           --     $        --          $0.02
  10/1/01(d) to 3/31/02.......          -0.38                 --           -0.38             --
  Class C Shares
  3/17/03(d) to 3/31/03.......  $          --     $           --     $        --          $0.02

FOOTNOTES TO THE FINANCIAL HIGHLIGHTS
(a)  Calculated based on the average shares outstanding during the period.
(b)  Distribution per share was less than $0.005.
(c)  Annualized.
(d)  Class inception date.
(e)  As of the last business day of the fiscal year.
(f)  Not annualized.

                                                              RATIOS TO AVERAGE NET ASSETS/
                                                                    SUPPLEMENTAL DATA
                                                             -------------------------------
                                                              NET ASSETS,     NET INVESTMENT
                                 NET ASSET                       END OF       INCOME/(LOSS)
                                  VALUE,                         PERIOD           NET OF
                                  END OF         TOTAL           (000'S          WAIVER/
FISCAL YEAR OR PERIOD            PERIOD(E)       RETURN         OMITTED)      REIMBURSEMENTS
---------------------            ---------   --------------  --------------   --------------
AXA ROSENBERG U.S. DISCOVERY
  FUND
  Class A Shares
  Year ended 3/31/03..........    $ 9.49             -14.22%    $ 1,736               -0.19%
  10/1/01(d) to 3/31/02.......     11.07              22.11%(f)         31             0.32%(c)
  Class B Shares
  Year ended 3/31/03..........    $ 9.43             -14.66%    $   151               -0.62%
  10/1/01(d) to 3/31/02.......     11.05              21.93%(f)         58            -0.81%(c)
AXA ROSENBERG U.S. LARGE
  CAPITALIZATION FUND
  Class A Shares
  6/20/02(d) to 3/31/03.......    $ 8.28             -16.94%(f)    $     1             0.50%(c)
  Class B Shares
  6/20/02(d) to 3/31/03.......    $ 8.26             -17.34%(f)    $     1            -0.07%(c)
AXA ROSENBERG ENHANCED 500
  FUND
  Class A Shares
  Year ended 3/31/03..........    $ 5.91             -23.15%    $   817                0.65%
  10/1/01(d) to 3/31/02.......      7.76              10.07%(f)          1             0.24%(c)
  Class B Shares
  Year ended 3/31/03..........    $ 5.88             -23.54%    $    52                0.16%
  10/1/01(d) to 3/31/02.......      7.75               9.79%(f)          1            -0.24%(c)
AXA ROSENBERG INTERNATIONAL
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........    $ 5.53             -21.08%    $    16                0.98%
  10/1/01(d) to 3/31/02.......      7.08               7.71%(f)          1            -0.55%(c)
  Class B Shares
  Year ended 3/31/03..........    $ 5.55             -21.32%    $     1                0.31%
  10/1/01(d) to 3/31/02.......      7.06               7.26%(f)          1            -1.05%(c)
AXA ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  Class A Shares
  Year ended 3/31/03..........    $ 7.89              -5.75%    $    49                0.55%
  10/1/01(d) to 3/31/02.......      8.46              12.40%(f)          1             0.10%(c)
  Class B Shares
  Year ended 3/31/03..........    $ 7.85              -6.27%    $    28               -0.33%
  10/1/01(d) to 3/31/02.......      8.45              12.12%(f)          1            -0.40%(c)
AXA ROSENBERG EUROPEAN FUND
  Class A Shares
  Year ended 3/31/03..........    $ 7.32             -23.56%    $     7                1.67%
  10/1/01(d) to 3/31/02.......      9.74              10.43%(f)          1            -0.09%(c)
  Class B Shares
  Year ended 3/31/03..........    $ 7.29             -24.07%    $     3                1.35%
  10/1/01(d) to 3/31/02.......      9.71              10.09%(f)          1            -0.59%(c)
AXA ROSENBERG U.S. LARGE/MID
  CAPITALIZATION LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........    $11.45              12.16%    $   497               -0.60%
  10/1/01(d) to 3/31/02.......     10.22              -6.13%(f)         11             0.07%(c)
  Class B Shares
  Year ended 3/31/03..........    $11.40              11.76%    $   115               -1.06%
  10/1/01(d) to 3/31/02.......     10.20              -6.43%(f)          1            -0.11%(c)
AXA ROSENBERG VALUE LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........    $10.41              16.44%    $ 2,613               -0.75%
  10/1/01(d) to 3/31/02.......      8.94              -3.92%(f)        390            -0.54%(c)
  Class B Shares
  Year ended 3/31/03..........    $10.35              15.77%    $ 1,436               -1.26%
  10/1/01(d) to 3/31/02.......      8.94              -4.11%(f)        100            -1.05%(c)
  Class C Shares
  3/18/03(d) to 3/31/03.......    $10.36               0.58%(f)    $    14            -1.64%(c)
AXA ROSENBERG GLOBAL
  LONG/SHORT EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........    $11.80              16.49%    $   239               -1.08%
  10/1/01(d) to 3/31/02.......     10.13              -6.62%(f)          1            -0.16%(c)
  Class B Shares
  Year ended 3/31/03..........    $11.71              15.83%    $   155               -1.54%
  10/1/01(d) to 3/31/02.......     10.11              -6.91%(f)          1            -0.72%(c)
  Class C Shares
  3/17/03(d) to 3/31/03.......    $11.73              -0.26%(f)    $    76            -1.63%(c)


                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------
                                                      EXPENSES              EXPENSES
                                                 (INCLUDING DIVIDEND   (EXCLUDING DIVIDEND
                                   EXPENSES       EXPENSE, IF ANY)      EXPENSE, IF ANY)       PORTFOLIO
                                BEFORE WAIVER/     NET OF WAIVER/        NET OF WAIVER/        TURNOVER
FISCAL YEAR OR PERIOD           REIMBURSEMENTS     REIMBURSEMENTS        REIMBURSEMENTS          RATIO
---------------------           --------------   -------------------   -------------------   -------------
AXA ROSENBERG U.S. DISCOVERY
  FUND
  Class A Shares
  Year ended 3/31/03..........       4.02%                --%                 1.65%              98.65%
  10/1/01(d) to 3/31/02.......      10.43%(c)             --%                 1.65%(c)           78.02%
  Class B Shares
  Year ended 3/31/03..........       5.60%                --%                 2.15%              98.65%
  10/1/01(d) to 3/31/02.......      10.93%(c)             --%                 2.15%(c)           78.02%
AXA ROSENBERG U.S. LARGE
  CAPITALIZATION FUND
  Class A Shares
  6/20/02(d) to 3/31/03.......       2.61%(c)             --%                 1.30%(c)          100.79%
  Class B Shares
  6/20/02(d) to 3/31/03.......       3.72%(c)             --%                 1.87%(c)          100.79%
AXA ROSENBERG ENHANCED 500
  FUND
  Class A Shares
  Year ended 3/31/03..........       5.12%                --%                 1.26%              68.73%
  10/1/01(d) to 3/31/02.......       5.17%(c)             --%                 1.25%(c)          111.54%
  Class B Shares
  Year ended 3/31/03..........       5.98%                --%                 1.75%              68.73%
  10/1/01(d) to 3/31/02.......       5.67%(c)             --%                 1.75%(c)          111.54%
AXA ROSENBERG INTERNATIONAL
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........       5.80%                --%                 1.86%             138.85%
  10/1/01(d) to 3/31/02.......       5.59%(c)             --%                 1.85%(c)          132.84%
  Class B Shares
  Year ended 3/31/03..........       6.10%                --%                 2.28%             138.85%
  10/1/01(d) to 3/31/02.......       6.09%(c)             --%                 2.35%(c)          132.84%
AXA ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  Class A Shares
  Year ended 3/31/03..........       3.18%                --%                 2.01%             129.34%
  10/1/01(d) to 3/31/02.......       3.13%(c)             --%                 2.00%(c)          147.52%
  Class B Shares
  Year ended 3/31/03..........       3.75%                --%                 2.51%             129.34%
  10/1/01(d) to 3/31/02.......       3.63%(c)             --%                 2.50%(c)          147.52%
AXA ROSENBERG EUROPEAN FUND
  Class A Shares
  Year ended 3/31/03..........       5.64%                --%                 1.73%             170.62%
  10/1/01(d) to 3/31/02.......       7.30%(c)             --%                 1.75%(c)           90.92%
  Class B Shares
  Year ended 3/31/03..........       6.11%                --%                 2.25%             170.62%
  10/1/01(d) to 3/31/02.......       7.80%(c)             --%                 2.25%(c)           90.92%
AXA ROSENBERG U.S. LARGE/MID
  CAPITALIZATION LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........       4.03%              3.21%                 1.76%             185.66%
  10/1/01(d) to 3/31/02.......       3.73%(c)           2.63%(c)              1.75%(c)          313.22%
  Class B Shares
  Year ended 3/31/03..........       4.61%              3.74%                 2.26%             185.66%
  10/1/01(d) to 3/31/02.......       4.23%(c)           3.13%(c)              2.25%(c)          313.22%
AXA ROSENBERG VALUE LONG/SHORT
  EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........       3.31%              3.01%                 2.25%             209.95%
  10/1/01(d) to 3/31/02.......       3.01%(c)           2.64%(c)              2.25%(c)          126.45%
  Class B Shares
  Year ended 3/31/03..........       3.82%              3.50%                 2.75%             209.95%
  10/1/01(d) to 3/31/02.......       3.51%(c)           3.14%(c)              2.75%(c)          126.45%
  Class C Shares
  3/18/03(d) to 3/31/03.......       3.92%(c)           3.24%(c)              2.49%(c)          209.95%
AXA ROSENBERG GLOBAL
  LONG/SHORT EQUITY FUND
  Class A Shares
  Year ended 3/31/03..........       4.63%              3.13%                 2.01%             189.09%
  10/1/01(d) to 3/31/02.......       4.58%(c)           2.51%(c)              2.00%(c)          231.34%
  Class B Shares
  Year ended 3/31/03..........       5.14%              3.63%                 2.50%             189.09%
  10/1/01(d) to 3/31/02.......       5.08%(c)           3.01%(c)              2.50%(c)          231.34%
  Class C Shares
  3/17/03(d) to 3/31/03.......       8.21%(c)           3.10%(c)              2.44%(c)          189.09%

FOOTNOTES TO THE FINANCIAL HIGHLIGHTS
(a)  Calculated based on the average shares outstanding during the period.
(b)  Distribution per share was less than $0.005.
(c)  Annualized.
(d)  Class inception date.
(e)  As of the last business day of the fiscal year.
(f)  Not annualized.

                                                  www.axarosenbergfunds.com   57

BARR ROSENBERG SERIES TRUST
NOTICE OF PRIVACY POLICY & PRACTICES

Barr Rosenberg Series Trust, on behalf of AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/ Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and AXA Rosenberg Global Long/Short Equity Fund (collectively, the "Funds") recognize and respect the privacy expectations of our clients. We provide this notice to you so that you will know what kinds of information we collect about our clients and the circumstances in which that information may be disclosed to third parties that are not affiliated with the Funds.

COLLECTION OF CLIENT INFORMATION

We collect nonpublic personal information about our clients from the following sources:

    - ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a client's name, address, social security number, and information about a client's investment goals and risk tolerance;
    - ACCOUNT HISTORY, including information about the transactions and balances in a client's accounts; and
    - CORRESPONDENCE, written, telephonic or electronic between a client and the Funds or service providers to the Funds.

DISCLOSURE OF CLIENT INFORMATION

We may disclose the client information we collect to third parties that are not affiliated with the Funds:

    - as permitted by law--for example, with service providers who maintain or service shareholder accounts for the Funds or to a shareholder's broker or agent; and
    - to perform marketing services on behalf of the Funds or pursuant to a joint marketing agreement with Barr Rosenberg Funds Distributor, Inc., the Funds' distributor, or another financial institution that is an affiliate of AXA Rosenberg Investment Management LLC, the Funds' investment adviser.

SECURITY OF CLIENT INFORMATION
We require service providers to the Funds:

    - to maintain policies and procedures designed to assure only appropriate access to, and use of information about clients of the Funds; and
    - to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of clients of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former client of the Funds.

                     FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.
You can get free copies of the SAI and the Annual and Semi-Annual Reports, request other information about the Funds or make shareholder inquiries by contacting the Funds at:

Barr Rosenberg Series Trust
3435 Stelzer Road
Columbus, Ohio 43219-8021
1.800.447.3332 (Class A, B, and C Shares) or
1.800.555.5737 (Registered Investment Professionals)

ADVISER
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, California 94563

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIANS OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

State Street Bank and Trust Company
Mutual Funds Division
Boston, Massachusetts 02102

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105-2119

                                                                       [GRAPHIC]
LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

INVESTMENT COMPANY ACT FILE NO. 811-5547

BRG - 0058 (9/2003)

                          BARR ROSENBERG SERIES TRUST

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
                       AXA ROSENBERG U.S. DISCOVERY FUND
                  AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
                        AXA ROSENBERG ENHANCED 500 FUND
                    AXA ROSENBERG INTERNATIONAL EQUITY FUND
             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                          AXA ROSENBERG EUROPEAN FUND
                   AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND
       AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
                   AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
                  AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                 JULY 31, 2003

                         (As revised September 1, 2003)

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated July 31, 2003 (as revised September 1, 2003) of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund of the Barr Rosenberg Series Trust, as amended or supplemented from time to time (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

     The Report of Independent Accountants and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2003 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.800.555.5737 (for Institutional Shares), 1.800.447.3332 (for Investor, Adviser and Class A, B and C Shares) or 1.800.555.5737 (for Registered Investment Professionals).

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES                                             2

PORTFOLIO TURNOVER                                                            13

INVESTMENT RESTRICTIONS                                                       13

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                                15

MANAGEMENT OF THE TRUST                                                       19

INVESTMENT ADVISORY AND OTHER SERVICES                                        25

PORTFOLIO TRANSACTIONS                                                        37

TOTAL RETURN CALCULATIONS                                                     40

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                              45

DETERMINATION OF NET ASSET VALUE                                              61

PURCHASE AND REDEMPTION OF SHARES                                             62

FINANCIAL STATEMENTS                                                          62

APPENDIX A - PROXY VOTING POLICIES                                           A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund (each a "Fund" and, collectively, the "Funds") of the Barr Rosenberg Series Trust (the "Trust") are described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

     The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

     CERTAIN HOLDINGS OF THE FUNDS (ALL FUNDS). To meet redemption requests or for investment purposes, each of these Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.

     In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. government securities, are subject to interest rate risk.

     Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

     INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

     In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while the Adviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when the Adviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a Fund. A Fund may also use Index Futures in order to hedge its equity positions.

     In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

     A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg Global

Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

     Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

     A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission ("CFTC") would be greater than 5% of the Fund's total assets. In addition to margin deposits, when a Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. government securities or other high grade liquid securities in a segregated account with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

     FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). The AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund and the AXA Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if the Adviser anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If the Adviser anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from or in addition to the risks associated with investments in foreign currencies.

     CURRENCY FORWARD CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

     A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

     In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference.

     A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

     LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

     RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     The successful use of transactions in futures and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

     Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

     The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

     SHORT SALES (THE LONG/SHORT FUNDS). The AXA Rosenberg U.S. Long/Short Equity Fund, the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

     REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

     LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of relatively high credit standing.

     ILLIQUID SECURITIES (ALL FUNDS). Each Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

     FOREIGN INVESTMENTS BY THE AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND, AXA ROSENBERG U.S. DISCOVERY FUND, AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND, AXA ROSENBERG ENHANCED 500 FUND, AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND, AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND, AND THE AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and AXA Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

     S&P 500(R) INDEX FUTURES AND RELATED OPTIONS (AXA ROSENBERG ENHANCED 500
FUND). An S&P 500(R) Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500(R) Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500(R) Index from time to time. Entering into a contract to buy units of the S&P 500(R) Index is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500(R) Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The AXA Rosenberg Enhanced 500 Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

     In contrast to a purchase of common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The types of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500(R) Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased an Index Future and the price of the S&P 500(R) Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500(R) Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500(R) Index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

     A position in Index Futures may be closed out only if there is a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract purchase is effected by entering into a futures contract sale for the same aggregate amount of the specified financial instrument with the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund may realize a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the AXA Rosenberg Enhanced 500 Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

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     AMERICAN DEPOSITORY RECEIPTS (ALL FUNDS). Each Fund may invest in American
Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.

     STANDARD & POOR'S DEPOSITARY RECEIPTS (AXA ROSENBERG ENHANCED 500 FUND). Subject to the limitations set forth in the Fund's investment restrictions, the AXA Rosenberg Enhanced 500 Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). The SPDR Trust is a unit investment trust that holds shares of all the companies in the S&P 500(R) and closely tracks the price performance and dividend yield of the Index. An investment in SPDRs allows the relevant Fund, in effect, to invest in the entire portfolio of the 500 highly capitalized stocks of the S&P 500(R) Index in a single transaction. Investments in SPDRs are subject to risks similar to those associated with investments in other diversified stock portfolios. One primary consideration is that the general level of stock prices may decline, causing the value of SPDRs, because they represent interests in a broadly based stock portfolio, also to decline. Although the SPDR is designed to provide investment results that generally correspond to the price and yield performance of the S&P 500(R) Index, there is no guarantee that the SPDR Trust will be able to exactly replicate the performance of the Index because of expenses and other factors.

     NOTICE FOR CHANGES IN CERTAIN INVESTMENT POLICIES. Each of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund will give 60 days notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Small Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Large Capitalization Companies, S&P 500(R) Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities of companies that are traded principally in developed markets across Europe, U.S. equity securities, U.S. large and mid capitalization equity securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.

     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

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                               PORTFOLIO TURNOVER

     A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the AXA Rosenberg U.S. Small Capitalization Fund for the fiscal years ended March 31, 2003 and 2002 was 70.83% and 101.08%, respectively. The portfolio turnover rate for the AXA Rosenberg U.S. Discovery Fund for the fiscal year ended March 31, 2003 and for the period from the commencement of its operations (9/4/01) through March 31, 2002, was 98.65% and 78.02%, respectively. The portfolio turnover rate for the AXA Rosenberg U.S. Large Capitalization Fund for the period from the commencement of its operations (6/20/02) through March 31, 2003, was 100.79%. The portfolio turnover rate for the AXA Rosenberg Enhanced 500 Fund for the fiscal years ended March 31, 2003 and 2002 was 68.73% and 111.54%, respectively. The portfolio turnover rate for the AXA Rosenberg International Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 138.85% and 132.84%, respectively. The portfolio turnover rate for the AXA Rosenberg International Small Capitalization Fund for the for the fiscal years ended March 31, 2003 and 2002 was 129.34% and 147.52%, respectively. The portfolio turnover rate for the AXA Rosenberg European Fund for the fiscal year ended March 31, 2003 and for the period from the commencement of its operations (7/23/01) through March 31, 2002, was 170.62% and 90.92%, respectively. The portfolio turnover rate for the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 185.66% and 313.22%, respectively. The portfolio turnover rate for the AXA Rosenberg Value Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 209.95% and 126.45%, respectively. The portfolio turnover rate for the AXA Rosenberg Global Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 189.09% and 231.34%, respectively. The AXA Rosenberg U.S. Long/Short Equity Fund was not operational for the period ended March 31, 2003. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                            INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the Securities and Exchange Commission.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering intorepurchase agreements or through the lending of the Funds' portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

     (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

     (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

     (b) Write, purchase or sell options on particular securities (as opposed to market indices).

     (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (d) Make investments for the purpose of exercising control of a company's management.

     (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300 percent, then, within three days (not including Sundays and holidays) or such longer period as the Commission may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300 percent.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Funds and the distributions which they may make summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related businesses, and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

     In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in the Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level)
(1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of shares sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to certify that he is not subject to such withholding. However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from (or reduced rates for) back-up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

     Under recently promulgated Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                            MANAGEMENT OF THE TRUST

     The Trust's trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below:

  NAME, ADDRESS* AND                                                                NUMBER OF
   AGE OF TRUSTEE;                                                                PORTFOLIOS IN           OTHER
TERM OF OFFICE** AND                                                              FUND COMPLEX#       DIRECTORSHIPS
  (LENGTH OF TIME                         PRINCIPAL OCCUPATION(S)                  OVERSEEN BY           HELD BY
      SERVED)                               DURING PAST 5 YEARS                      TRUSTEE             TRUSTEE
Disinterested Trustees

Nils H. Hakansson, + 65       Sylvan C. Coleman, Professor of Finance                   12                None
(12 years)                    and Accounting, Haas School of Business,
                              University of California, Berkeley, July
                              1969 to present
Dwight M. Jaffee, +59         Professor of Finance and Real Estate,                     12                None
(3 years)                     Haas School of Business, University of
                              California, Berkeley, July 1991 to present
William F. Sharpe, +68        STANCO 25 Professor of Finance Emeritus,                  12                None
(13 years)                    Stanford University, September 1999 to
                              present; STANCO 25 Professor of Finance, Stanford
                              University, September 1995 to September 1999;
                              Chairman, Financial Engines Incorporated (online
                              investment advice), March 1996 to 2003.

Interested Trustee

Kenneth Reid, ##52            Global Chief Investment Officer, AXA                      12                None
(13 years)                    Rosenberg Investment Management, LLC,
                              January 1999 to present; General Partner
                              and Director of Research, Rosenberg
                              Institutional Equity Management, June
                              1986 to December 1998

----------
* The mailing address of each of the Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

**   There is no stated term of office for the Trustees of the Trust.

#    The Fund Complex consists of the Funds and one series of the Barr Rosenberg
Variable Insurance Trust.

##   Dr. Reid is an "interested person", as defined in the 1940 Act, due to his position as Global Chief Investment Officer of AXA Rosenberg Investment Management, LLC, the investment adviser to the Funds.

+    Member of the Audit Committee.

     The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee met once during the Fund's most recently completed fiscal year.

     The aggregate dollar range of securities in the Fund Complex owned by each Trustee is set forth below.

                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN THE FUND
                                                                                      COMPLEX AS OF DECEMBER 31,
NAME OF TRUSTEE              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS           2002
--------------------------   ------------------------------------------------------   ------------------------------
DISINTERESTED TRUSTEES

Nils H. Hakansson            AXA Rosenberg U.S. Small Capitalization Fund:            $50,001-$100,000
                             $10,001-$50,000

                             AXA Rosenberg U.S. Discovery Fund: none

                             AXA Rosenberg U.S. Large Capitalization Fund: none

                             AXA Rosenberg Enhanced 500 Fund: none

                             AXA Rosenberg International Equity Fund: none

                             AXA Rosenberg International Small Capitalization
                             Fund: $1-$10,000

                             AXA Rosenberg European Fund: none

                             AXA Rosenberg U.S. Long/Short Equity Fund: none

                             AXA Rosenberg U.S. Large/Mid Capitalization
                             Long/Short Equity Fund: none

                             AXA Rosenberg Value Long/Short Equity Fund:
                             $10,001-$50,000

                             AXA Rosenberg Global Long/Short Equity Fund: none

Dwight M. Jaffee             AXA Rosenberg U.S. Small Capitalization Fund:                     Over $100,000
                             $10,001 - $50,000

                             AXA Rosenberg U.S. Discovery Fund: none

                             AXA Rosenberg U.S. Large Capitalization Fund: none

                             AXA Rosenberg Enhanced 500 Fund: none

                             AXA Rosenberg International Equity Fund: none

                             AXA Rosenberg International Small Capitalization
                             Fund: $1-$10,000

                             AXA Rosenberg European Fund: none

                             AXA Rosenberg U.S. Long/Short Equity Fund: none

                             AXA Rosenberg U.S. Large/Mid Capitalization
                             Long/Short Equity Fund: $1-$10,000

                             AXA Rosenberg Value Long/Short Equity Fund: over
                             $100,000

                             AXA Rosenberg Global Long/Short Equity Fund:
                             none

William F. Sharpe            AXA Rosenberg U.S. Small Capitalization Fund:                     $50,001-$100,000
                             $10,001-$50,000

                             AXA Rosenberg U.S. Discovery Fund: none

                             AXA Rosenberg U.S. Large Capitalization Fund: none

                             AXA Rosenberg Enhanced 500 Fund: $1,000-$10,000

                             AXA Rosenberg International Equity Fund: $1-
                             $10,000

                             AXA Rosenberg International Small Capitalization
                             Fund: $10,001-$50,000

                             AXA Rosenberg European Fund: none

                             AXA Rosenberg U.S. Long/Short Equity Fund: none

                             AXA Rosenberg U.S. Large/Mid Capitalization
                             Long/Short Equity Fund:  none

                             AXA Rosenberg Value Long/Short Equity Fund:
                             $10,001-$50,000

                             AXA Rosenberg Global Long/Short Equity Fund: none

INTERESTED TRUSTEE

Kenneth Reid                 AXA Rosenberg U.S. Small Capitalization Fund: over       Over $100,000
                             $100,000

                             AXA Rosenberg U.S. Discovery Fund: none

                             AXA Rosenberg U.S. Large Capitalization Fund: none

                             AXA Rosenberg Enhanced 500 Fund: none

                             AXA Rosenberg International Equity Fund: none

                             AXA Rosenberg International Small Capitalization
                             Fund: none

                             AXA Rosenberg European Fund: none

                             AXA Rosenberg U.S. Long/Short Equity Fund: none

                             AXA Rosenberg U.S. Large/Mid Capitalization
                             Long/Short Equity Fund: none

                             AXA Rosenberg Value Long/Short Equity Fund: none

                             AXA Rosenberg Global Long/Short Equity Fund: over
                             $100,000

Certain information concerning the Trust's officers is set forth below.

 NAME, ADDRESS* AND AGE
       OF OFFICER;
  TERM OF OFFICE** AND                                                     PRINCIPAL OCCUPATION DURING PAST 5
(LENGTH OF TIME SERVED)           POSITION WITH THE TRUST                                 YEARS
-------------------------     -------------------------------        -----------------------------------------------
Sara Donaldson, 43            Vice President/                        U.S. Compliance Director, AXA Rosenberg Global
(10 months)                   Compliance Officer; Clerk              Services LLC, January 2003 to present; Global
                              (9/98 - 9/02)                          Services Coordinator and Paralegal, AXA
                                                                     Rosenberg Global Services LLC, January 1999 to
                                                                     January 2003; Paralegal, Barr Rosenberg
                                                                     Investment Management, September 1997 to
                                                                     December 1998.

Elizabeth Lawrence, 39        Vice President                         Senior Vice President, BISYS Fund

 NAME, ADDRESS* AND AGE
       OF OFFICER;
  TERM OF OFFICE** AND                                                     PRINCIPAL OCCUPATION DURING PAST 5
(LENGTH OF TIME SERVED)           POSITION WITH THE TRUST                                 YEARS
-------------------------     -------------------------------        -----------------------------------------------
(10 months)                                                          Services, 2001 to present; Vice President and
                                                                     Senior Manager, Client Services and Operations,
                                                                     PFPC, Inc., 1999 to 2001; Director of Client
                                                                     Services, PFPC, Inc., 1997 to 1999.

Edward H. Lyman, 59           President; Vice President              President, AXA Rosenberg Group LLC, May 2002 to
(4 months)                    (9/96 - 9/02)                          present; Chief Operating Officer, AXA Rosenberg
                                                                     Group LLC, January 1999 to April 2002; Chief
                                                                     Executive Officer, AXA Rosenberg Global
                                                                     Services LLC, January 1999 to April 2002;
                                                                     Executive Vice President, Barr Rosenberg
                                                                     Investment Management, Inc. and General Counsel
                                                                     to the Rosenberg Group of companies, 1990 to
                                                                     present.

Thomas Mead, 55               Vice President                         Global Research Director, Barr Rosenberg
 (4 months)                                                          Research Center LLC, May 2002 to present;
                                                                     Deputy Director, Barr Rosenberg Research Center
                                                                     LLC, January 1999 to April 2002; Director,
                                                                     Strategy Implementation, Rosenberg
                                                                     Institutional Equity Management, January 1994
                                                                     to December 1998.

Heidi Khashabi Ridley, 34     Vice President                         Managing Director, AXA Rosenberg Group LLC,
 (4 months)                                                          January 2003 to present; Senior Vice President,
                                                                     Wells Fargo Funds Management Group LLC, April
                                                                     2001 to January 2003; Managing Director &
                                                                     Principal, Montgomery Asset Management LLC, May
                                                                     1992 to April 2001.

Richard L. Saalfeld, 59       Vice President; President              Director, Business Development, AXA Rosenberg
(4 months)                    (6/99 - 9/02)                          Investment Management LLC, January 2003 to
                                                                     present; President and Chief Executive Officer,
                                                                     AXA Rosenberg Mutual Funds, a division of AXA
                                                                     Rosenberg Investment Management LLC, January
                                                                     1999 to December 2002; President and Chief
                                                                     Executive Officer of mutual fund unit of
                                                                     Rosenberg Institutional Equity Management, June
                                                                     1996 to December 1998.

 NAME, ADDRESS* AND AGE
       OF OFFICER;
  TERM OF OFFICE** AND                                                     PRINCIPAL OCCUPATION DURING PAST 5
(LENGTH OF TIME SERVED)           POSITION WITH THE TRUST                                 YEARS
-------------------------     -------------------------------        -----------------------------------------------
                                                                     AXA Rosenberg Investment Management LLC, January 1999
                                                                     to December 2002; President and Chief Executive Officer
                                                                     of mutual fund unit of Rosenberg Institutional Equity
                                                                     Management, June 1996 to December 1998.

Troy Sheets, 32               Chief Financial Officer                Vice President of Financial Services, BISYS
(10 months)                                                          Fund Services, 2002 to present; Senior Manager,
                                                                     KPMG LLP, 1993 to 2002.

Ryan Louvar, 31               Clerk                                  Counsel of Legal Services, BISYS Fund Services,
(10 months)                                                          2000 to present; Attorney, Hill, Farrer &
                                                                     Burrill LLP, 1999 to 2000; Attorney, Knapp
                                                                     Petersen & Clarke, PC, 1997 to 1999.

Alaina V. Metz, 36            Assistant Clerk                        Chief Administrative Officer, BISYS Fund
(6 years)                                                            Services, 1995 to present.

* The mailing address of each of the officers is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

**   There is no stated term of office for the officers of the Trust.

     The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

TRUSTEE COMPENSATION. The Trust pays the Trustees other than those who are interested persons of the Trust or Adviser an annual fee of $45,540 plus an additional fee for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Adviser. The following table sets forth information concerning the total compensation accrued and payable to each of the Trustees of the Trust or Adviser in the fiscal year ended March 31, 2003:

                                                    PENSION OR
                                                    RETIREMENT
                                  AGGREGATE          BENEFITS           ESTIMATED        TOTAL COMPENSATION
                                 COMPENSATION       ACCRUED AS           ANNUAL          FROM REGISTRANT AND
                                     FROM          PART OF FUND      BENEFITS UPON        FUND COMPLEX* PAID
 NAME OF PERSON, POSITION         REGISTRANT         EXPENSES          RETIREMENT           TO DIRECTORS
 ------------------------        ------------      ------------      -------------       -------------------
Disinterested Trustees

Nils H. Hakanson, Trustee         $ 85,965**            0                   0                 $ 85,965

William F. Sharpe, Trustee        $ 85,965**            0                   0                 $ 85,965
Dwight M. Jaffee, Trustee         $ 85,965**            0                   0                 $ 85,965

Interested Trustee

Kenneth Reid, Trustee                    0              0                   0                        0

* As of March 31, 2003, the Fund Complex consisted of twelve funds, eleven of which are series of the Barr Rosenberg Series Trust - AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and AXA Rosenberg Global Long/Short Equity Fund - and one of which is a series of the Barr Rosenberg Variable Insurance Trust - AXA Rosenberg VIT Value Long/Short Equity Fund.

** Reflects fees accrued for the fiscal year regardless of the actual payment date.

     Messrs. Lyman, Reid and Saalfeld and Mss. Donaldson and Ridley, each being an employee of the Adviser or its affiliates, will each benefit indirectly from the management fees paid by the Trust to the Adviser, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISORY CONTRACTS. As disclosed in the Prospectus under the heading "Management of the Trust," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and AXA Rosenberg Investment Management LLC (the "Adviser"), subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, the Adviser will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the supervision of the Trustees, the Adviser furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

     Each of the Funds has agreed to pay the Adviser a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Adviser has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 3/31/04 (unless the expense limitation agreement between the Adviser and the Trust (the "Fee Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and the Adviser) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends and interest on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) applicable to each class will not exceed the current limit (as stated in the Fee Limitation Agreement). In addition, the Adviser's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     Each Management Contract provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period no more than one year from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Adviser or by the Adviser to the Trust.

     In determining to approve the most recent annual extension of the Funds' Management Contracts, the Trustees met over the course of the year with the relevant investment advisory personnel from the Adviser and considered information provided by the Adviser relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See the subsections entitled "Portfolio Managers" and "Executive Officers" in the section entitled "Management of the Trust" in the Prospectus and the section entitled "Management of the Trust" in the Statement of Additional Information. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Adviser to the Funds were appropriate to fulfill effectively the Adviser's duties under the agreement. The Trustees also considered the business reputation of the Adviser, its financial resources and its professional liability insurance coverage and concluded that the Adviser would be able to meet any reasonably foreseeable obligations under the Management Contracts.

     The Trustees received information concerning the investment philosophy and investment process applied by the Adviser in managing the Funds. See the section entitled "The Adviser's General Investment Philosophy" in the Prospectus. In this connection, the Trustees considered the Adviser's in-house research capabilities as well as other resources available to the Adviser's personnel, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Adviser's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

     The Trustees considered the scope of the services provided by the Adviser to the Funds under the Management Contracts relative to services provided by third parties to other mutual funds. The Trustees noted that the Adviser's standard of care was comparable to that found in most mutual fund investment advisory agreements. See the section entitled "Investment Advisory and Other Services" in the Statement of Additional Information. The Trustees concluded that the scope of the Adviser's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services provided by the Adviser to the Funds. The Trustees evaluated the Adviser's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Adviser designed to fulfill the Adviser's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) (see the subsection entitled "Codes of Ethics" in the section entitled "Investment Advisory and Other Services" in the Statement of Additional Information), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also received information concerning standards of the Adviser with respect to the execution of portfolio transactions. See the subsection entitled "Brokerage and Research Services" in the section entitled "Portfolio Transactions" in the Statement of Additional Information.

     The Trustees considered the Adviser's management of non-advisory services provided by persons other than the Adviser by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. See the section entitled "Fees and Expenses" in the Prospectus. The Trustees also considered information relating to the Funds' investment performance relative to their performance benchmarks, relative to other similar accounts managed by the Adviser and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one, five and ten calendar year periods (or since inception for those Funds with performance for periods less than such periods) (See the section entitled "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" in the Prospectus), performance under different market conditions and during different legs of the market cycle, the volatility of the Funds' returns, as well as factors identified by the Adviser as contributing to the Funds' performance. (See the Trust's Annual Report.) The Trustees concluded that the scope and quality of the Adviser's services, including the investment performance of the Funds, was sufficient, in light of market conditions, performance attribution, the resources brought to bear by the Adviser, the integrity of the Adviser, its personnel and systems, and the financial resources of the Adviser, to merit reapproval of the Management Contracts for another year.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Management Contracts. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered an expense limitation agreement between the Trust on behalf of the Funds and the Adviser that set expense caps on overall Fund expenses and provided for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps. The Trustees considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees evaluated the Adviser's profitability with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Adviser, but also took into account so-called "fallout benefits" to the Adviser such as reputational value derived from serving as investment adviser to the Funds and the research services available to the Adviser by reason of brokerage commissions generated by the Funds' turnover. See the subsection entitled "Brokerage and Research Services" in the section entitled "Portfolio Transactions" in the Statement of Additional Information. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds. The Trustees also took into account the demands and complexity of the Trust's Long/Short Funds, whereby the Adviser is effectively required to construct two portfolios -- a long and a short portfolio. See the section entitled "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" in the Prospectus.

     Based on the foregoing, the Trustees concluded that the fees to be paid the Adviser under the advisory agreement/contracts are fair and reasonable, given the scope and quality of the services rendered by the Adviser.

     The Adviser is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose Inc. is wholly owned by AXA IM Holdings U.S. Inc. AXA IM Holdings U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA Assurances IARD, S.A., a French societe anonyme, and AXA UAP, a French holding company. AXA Assurances IAED, S.A. is owned, collectively, by AXA France Assurance, a French insurance holding company, and UAP Incendie Accidents, a French casualty and insurance company, each of which, in turn, is wholly owned by AXA UAP. Finaxa, a French holding company, beneficially owns more than 25% of the voting securities ("Controls") of AXA UAP. Mutuelles AXA, a group of four French mutual insurance companies, one of which Controls Finaxa, acting as a group, controls both AXA UAP and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as the Managing General Partner. Each of these entities may be deemed a controlling person of the Adviser.

     As discussed in this Statement of Additional Information under the heading "Management of the Trust," Kenneth Reid is a Trustee of the Trust and Global Chief Investment Officer of the Adviser. Dr. Reid, Barr M. Rosenberg and Marlis
S. Fritz, the former general partners of Rosenberg Institutional Equity Management, may be deemed to be controlling persons of the Adviser as a result of their interests in AXA Rosenberg Group LLC, the parent of the Adviser.

     During the last three fiscal years, the AXA Rosenberg U.S. Small Capitalization Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                       MANAGEMENT FEE         AMOUNT WAIVED
4/1/00 -- 3/31/01                 $ 4,139,900            $ 195,127
4/1/01 -- 3/31/02                 $ 4,499,288            $ 434,809
4/1/02 -- 3/31/03                 $ 5,509,497            $ 472,077

     Since its inception on September 4, 2001, the AXA Rosenberg U.S. Discovery Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                    MANAGEMENT FEE            AMOUNT WAIVED
9/4/01 -- 3/31/02                 $ 13,702               $ 13,702
4/1/02 -- 3/31/03                 $ 87,552               $ 87,552

     Since its inception on June 20, 2002, the AXA Rosenberg U.S. Large Capitalization Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                    MANAGEMENT FEE            AMOUNT WAIVED
6/20/02 -- 3/31/02                $ 67,141               $ 67,141

     Since its inception on June 7, 2000, the AXA Rosenberg Enhanced 500 Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                    MANAGEMENT FEE            AMOUNT WAIVED
6/7/00 -- 3/31/01                 $ 18,828               $ 18,828
4/1/01 -- 3/31/02                 $ 20,414               $ 20,414
4/1/02 -- 3/31/03                 $ 19,168               $ 19,168

     Since its inception on June 7, 2000, the AXA Rosenberg International Equity Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                    MANAGEMENT FEE            AMOUNT WAIVED
6/7/00 -- 3/31/01                 $ 63,155               $ 63,155
4/1/01 -- 3/31/02                 $ 71,260               $ 71,260
4/1/02 -- 3/31/03                 $ 61,051               $ 61,051

     During the last three fiscal years, the AXA Rosenberg International Small Capitalization Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                       MANAGEMENT FEE         AMOUNT WAIVED
4/1/00 -- 3/31/01                 $ 466,451              $ 175,323
4/1/01 -- 3/31/02                 $ 388,301              $ 273,849
4/1/02 -- 3/31/03                 $ 338,099              $ 338,099

     Since its inception on July 23, 2001, the AXA Rosenberg European Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                    MANAGEMENT FEE            AMOUNT WAIVED
7/23/01 -- 3/31/02                $ 36,546               $ 36,546
4/1/02 -- 3/31/03                 $ 47,664               $ 47,664

     During the last three fiscal years, the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                    MANAGEMENT FEE            AMOUNT WAIVED
4/1/00 -- 3/31/01                 $ 169,205              $  69,920
4/1/01 -- 3/31/02                 $ 118,943              $  88,373
4/1/02 -- 3/31/03                 $ 195,277              $ 152,371

          During the last three fiscal years, the AXA Rosenberg Value Long/Short Equity Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts

TIME PERIOD                         MANAGEMENT FEE       AMOUNT WAIVED
4/1/00 -- 3/31/01                 $ 1,079,758            $ 179,348
4/1/01 -- 3/31/02                 $ 1,047,980            $ 178,679
4/1/02 -- 3/31/03                 $ 2,106,922            $ 312,059

     Since its inception on September 29, 2000, the AXA Rosenberg Global Long/Short Equity Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                    MANAGEMENT FEE         AMOUNT WAIVED
9/29/00 -- 3/31/01                $ 133,696              $  79,210
4/1/01 -- 3/31/02                 $ 175,664              $ 161,003
4/1/02 -- 3/31/03                 $ 250,834              $ 230,466

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive a fee, payable monthly, based on the average daily net assets of the Trust. The Administration fees will be calculated as follows:

AVERAGE DAILY NET ASSETS              FEE
------------------------------------  ---------------------------------------
$0-$25 million                        No fees charged by the Administrator
$25-$500 million                      0.09% on the assets over $25 million
$500 million-$1 billion               0.07% on the assets over $500 million
Above $1 billion                      0.04% on the assets over $1 billion

     The Trust's principal underwriter is an affiliate of the Administrator. For the periods indicated, the Administrator was entitled to receive, and waived, the following amounts:

                                                                         ENTITLED TO
FUND                                    TIME PERIOD                        RECEIVE              WAIVED
----                                    -----------                      -----------            ------
AXA Rosenberg U.S. Small                4/1/02 to 3/31/03                $ 920,138             $ 382,137
Capitalization Fund                     4/1/01 to 3/31/02                $ 743,306             $ 276,515
                                        4/1/00 to 3/31/01                $ 691,678             $ 253,521

AXA Rosenberg U.S.                      4/1/02 to 3/31/03                $  14,332             $  14,332
Discovery Fund                          9/4/01 (inception date)
                                        to 3/31/02                       $   2,253             $   2,253

AXA Rosenberg U.S. Large                6/20/02 (inception date)
Capitalization Fund                     to 3/31/03                       $  12,976             $  12,976

AXA Rosenberg Enhanced                  4/1/02 to 3/31/03                $   5,767             $   5,767
500 Fund                                4/1/01 to 3/31/02                $   6,084             $   6,084
                                        6/7/00 (inception date)
                                        to 3/31/01                       $   5,596             $   5,596

AXA Rosenberg                           4/1/02 to 3/31/03                $  10,829             $  10,829
International Equity Fund               4/1/01 to 3/31/02                $  12,526             $  12,526
                                        6/7/00 (inception date)
                                        to 3/31/01                       $  11,032             $  11,032

AXA Rosenberg                           4/1/02 to 3/31/03                $  50,811             $  23,244
International Small                     4/1/01 to 3/31/02                $  58,079             $  21,569
Capitalization Fund                     4/1/00 to 3/31/01                $  70,360             $  25,703

AXA Rosenberg European                  4/1/02 to 3/31/03                $   9,589             $   9,589
Fund                                    7/23/01 (inception date)
                                        to 3/31/02                       $   7,128             $   7,128

AXA Rosenberg U.S.                      4/1/02 to 3/31/03                $  28,795             $  22,114
Large/Mid Capitalization                4/1/01 to 3/31/02                $  17,770             $  17,770
Long/Short Equity Fund                  4/1/00 to 3/31/01                $  25,835             $  21,655

AXA Rosenberg Value                     4/1/02 to 3/31/03                $ 200,912             $  83,455
Long/Short Equity Fund                  4/1/01 to 3/31/02                $ 104,051             $  38,675
                                        4/1/00 to 3/31/01                $  99,986             $  36,139

AXA Rosenberg Global                    4/1/02 to 3/31/03                $  24,923             $  24,923
Long/Short Equity Fund                  4/1/01 to 3/31/02                $  17,533             $  17,533
                                        9/29/00 (inception date)
                                        to 3/31/01                       $  13,113             $  13,113

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 for each of the AXA Rosenberg U.S. Small Capitalization Fund and AXA Rosenberg International Small Capitalization Fund, and $40,000, plus an additional fee of $12,500 (for each class, in excess of two classes, added prior to 6/30/03) and $10,000 (for each class in excess of two classes added after 6/30/03) for each of the other Funds of the Trust. The Trust's principle underwriter is an affiliate of the Fund Accountant. For the periods indicated, the Funds paid, and the Fund Accountant waived, the following amounts in fund accounting fees:

                                                                                                             AMOUNT
                   FUND                                    TIME PERIOD                     AMOUNT PAID       WAIVED
                   ----                                    -----------                     -----------       ------
AXA Rosenberg U.S. Small Capitalization Fund      4/1/02 to 3/31/03                       $  64,669            $ 0
                                                  4/1/01 to 3/31/02                       $  59,925            $ 0
                                                  4/1/00 to 3/31/01                       $  58,014            $ 0

AXA Rosenberg U.S. Discovery Fund

                                                  4/1/02 to 3/31/03                       $  89,937            $ 0
                                                  9/4/01 (inception date) to 3/31/02      $  41,788            $ 0

AXA Rosenberg U.S. Large Capitalization Fund      6/20/02 (inception date) to 3/31/03     $  58,399            $ 0

AXA Rosenberg Enhanced 500 Fund
                                                  4/1/02 to 3/31/03                       $  80,592            $ 0
                                                  4/1/01 to 3/31/02                       $  70,722            $ 0
                                                  6/7/00 (inception date)
                                                  to 3/31/01                              $  46,230            $ 0

AXA Rosenberg International Equity Fund

                                                  4/1/02 to 3/31/03                       $ 102,650            $ 0
                                                  4/1/01 to 3/31/02                       $  89,964            $ 0
                                                  6/7/00 (inception date) to 3/31/01      $  58,213            $ 0

AXA Rosenberg International Small                 4/1/02 to 3/31/03                       $  94,358            $ 0
 Capitalization Fund                              4/1/01 to 3/31/02                       $  86,572            $ 0
                                                  4/1/00 to 3/31/01                       $  80,133            $ 0

AXA Rosenberg European Fund
                                                  4/1/02 to 3/31/03                       $  84,582            $ 0
                                                  7/23/01 (inception date) to 3/31/02     $  53,479            $ 0

AXA Rosenberg
U.S. Large/Mid Capitalization
Long/Short Equity Fund                            4/1/02 to 3/31/03                       $  77,698            $ 0
                                                  4/1/01 to 3/31/02                       $  65,868            $ 0
                                                  4/1/00 to 3/31/01                       $  58,255            $ 0

AXA Rosenberg Value Long/Short Equity Fund
                                                  4/1/02 to 3/31/03                       $ 115,749            $ 0
                                                  4/1/01 to 3/31/02                       $  92,860            $ 0
                                                  4/1/00 to 3/31/01                       $  79,849            $ 0

AXA Rosenberg Global Long/Short Equity Fund
                                                  4/1/02 to 3/31/03                       $ 121,706            $ 0
                                                  4/1/01 to 3/31/02                       $  94,836            $ 0
                                                  9/29/00 (inception date) to 3/31/01     $  32,956            $ 0

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLANS. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," Institutional Shares, Investor Shares, Class A Shares, Class B Shares and, if offered, Class C Shares of each Fund other than the AXA Rosenberg U.S. Small Capitalization Fund, and Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). The Distributor's principle offices are located at 3435 Stelzer Road, Columbus, OH 43219. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares, Class A Shares, Class B Shares and Class C Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to participating and introducing brokers. The Funds pay no fees in connection with the distribution of Institutional Shares and Adviser Shares.

     For the periods indicated, the Funds incurred distribution and shareholder service expenses and the Distributor paid broker-dealers and other selling and/or servicing institutions as follows:

                                                                                                             PAID OUT BY
                                                                                                             DISTRIBUTOR
                                                     DISTRIBUTION           AMOUNT                                AS
                                     TIME              EXPENSES          RETAINED BY          AMOUNT          DESCRIBED
           FUND                     PERIOD             INCURRED          DISTRIBUTOR          WAIVED            ABOVE
                               4/1/02 to
                               3/31/03               $ 443,307           $ 321,430           $ 0             $ 121,877
AXA Rosenberg U.S. Small       4/1/01 to
Capitalization Fund            3/31/02               $ 219,215           $  11,614           $ 0             $ 207,601
                               4/1/00 to
                               3/31/01               $  77,423           $  38,317           $ -             $  39,106

                               4/1/02 to
                               3/31/03               $   3,643           $   2,156           $ 0             $   1,487
AXA Rosenberg U.S.             9/4/01
Discovery Fund                 (inception date)
                               to 3/31/02            $     295           $     145           $ 0             $     150

AXA Rosenberg U.S. Large       6/20/02
Capitalization Fund            (inception date)
                               to 3/31/03            $     451           $     296           $ 0             $     155

                               4/1/02 to
                               3/31/03               $     855           $     471           $ 0             $     384
AXA Rosenberg Enhanced         4/1/01 to
500 Fund                       3/31/02
                               6/7/00                $       8           $       4           $ 0             $       4
                               (inception date)
                               to 3/31/01            $       -           $       -           $ -             $       -

                               4/1/02 to
                               3/31/03               $     150           $      53           $ 0             $      97
AXA Rosenberg International    4/1/01 to
Equity Fund                    3/31/02
                               6/7/00                $      64           $      52           $ 0             $      12
                               (inception date)
                               to 3/31/01            $       7           $       5           $ 0             $       2

                               4/1/02 to
                               3/31/03               $  26,157           $       0           $ 0             $  26,157
AXA Rosenberg International    4/1/01 to
Small Capitalization Fund      3/31/02               $ 219,215           $  11,614           $ 0             $ 207,601
                               4/1/00 to
                               3/31/01               $  77,423           $  38,317           $ -             $  39,106

                               4/1/02 to
                               3/31/03               $      15           $       9           $ 0             $       6
AXA Rosenberg European         7/23/01
Fund                           (inception date)
                               to 3/31/02            $       7           $       4           $ 0             $       3

                               4/1/02 to
                               3/31/03               $  17,477           $       0           $ 0             $  17,477

AXA Rosenberg U.S.             4/1/01 to
 Large/Mid Capitalization      3/31/02               $     332           $     103           $ 0             $     229
 Long/Short Equity             4/1/00 to
 Fund                          3/31/01               $     443           $      36           $ -             $     407

                               4/1/02 to
                               3/31/03               $ 136,844           $       0           $ 0             $ 136,844
AXA Rosenberg Value            4/1/01 to
 Long/Short Equity Fund        3/31/02               $  12,782           $   2,883           $ 0             $   9,899
                               4/1/00 to
                               3/31/01               $   9,685           $   1,574           $ -             $   8,111

                               4/1/02 to
                               3/31/03               $   9,670           $       0           $ 0             $   9,670
AXA Rosenberg Global           4/1/01 to
 Long/Short Equity Fund        3/31/02               $      22           $      13           $ 0             $       9
                               9/29/00
                               (inception date)
                               to 3/31/01            $       -           $       -           $ -             $       -

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2003.

                                                                                                               AXA
                            AXA                AXA          AXA                                                ROSENBERG
                            ROSENBERG          ROSENBERG    ROSENBERG        AXA             AXA               INTERNATIONAL
                            U.S. SMALL         U.S.         U.S. LARGE       ROSENBERG       ROSENBERG         SMALL
                            CAPITALIZATION     DISCOVERY    CAPITALIZATION   ENHANCED 500    INTERNATIONAL     CAPITALIZATION
ACTIVITY                    FUND               FUND         FUND             FUND            EQUITY FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------
Advertising                 0                  0            0                0               0                 0

Printing and Mailing of
 Prospectuses to Other
 Than Current
 Shareholders               0                  0            0                0               0                 0

Compensation to
 Underwriters               $ 443,307          $ 3,643      $ 451            $ 855           $ 150             $ 26,157

Compensation to
 Broker-Dealers             0                  0            0                0               0                 0

Compensation to Sales
 Personnel                  0                  0            0                0               0                 0

Interest, Carrying or
 Other Financing Charges    0                  0            0                0               0                 0

Other                       0                  0            0                0               0                 0

                                           AXA
                                           ROSENBERG
                                           U.S.              AXA               AXA
                            AXA            LARGE/MID         ROSENBERG         ROSENBERG
                            ROSENBERG      CAPITALIZATION    VALUE LONG/       GLOBAL
                            EUROPEAN       LONG/SHORT        SHORT EQUITY      LONG/SHORT
ACTIVITY                    FUND           EQUITY FUND       FUND              EQUITY FUND
------------------------------------------------------------------------------------------
Advertising                 0              0                 0                 0

Printing and Mailing of
 Prospectuses to Other
 Than Current
 Shareholders               0              0                 0                 0

Compensation to
 Underwriters               $ 15           $ 17,477          $ 136,844         $ 9,670

Compensation to
 Broker-Dealers             0              0                 0                 0

Compensation to Sales
 Personnel                  0              0                 0                 0

Interest, Carrying or
 Other Financing Charges    0              0                 0                 0

Other                       0              0                 0                 0

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares, Class A Shares, Class B Shares or Class C Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or Investor Shares, Class A Shares, Class B Shares or Class C Shares thereof at anytime by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment. However, the Trust may agree, with respect to its Class B Shares, to continue to make payments pursuant to the Distributor's Contract so long as there is not a "Complete Termination." For these purposes, a Complete Termination shall mean a termination of distribution plans relating to Class B Shares or any similar (i.e., a "spread load" class) of shares.

     The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

     The Trustees of the Trust believe that each Plan will provide benefits to the Trust. The Trustees believe that each Plan will result in greater sales and/or fewer redemptions of Investor Shares, Class A Shares, Class B Shares or Class C Shares, as applicable, although it is impossible to know for certain the level of sales and redemptions of Investor Shares, Class A Shares, Class B Shares or Class C Shares that would occur in the absence of the respective Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefits the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

     The Plans are of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     CUSTODIAL ARRANGEMENTS. Custodial Trust Company, Princeton, NJ 08540, for the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg U.S. Long/Short Equity Fund, the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg U.S. Discovery Fund, the AXA Rosenberg U.S. Large Capitalization Fund, the AXA Rosenberg International Equity Fund, the AXA Rosenberg International Small Capitalization Fund, and the AXA Rosenberg European Fund are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

     INDEPENDENT ACCOUNTANTS. The Trust's independent accountant is PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

     CODES OF ETHICS. Each of the Trust (on behalf of each Fund), the Adviser and the Distributor (as the Funds' principal underwriter) has adopted a code of ethics (each a "Code") under Rule 17j-1 of the 1940 Act. The Trust's Code permits personnel subject thereto to invest in securities, but not in securities that the Fund may purchase or hold. The Adviser's Code permits personnel subject thereto to invest in securities, subject to prior approval. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the investment does not lead to an actual or potential conflict of interest.

                             PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Adviser even though it could also have been purchased or sold for other clients at the same time.

     Likewise, a particular security may be purchased on behalf of one or more clients when the Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Adviser, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

     BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions in connection with the provision of brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. The selection of brokers will involve judgments based on factors such as these, and therefore transactions will not necessarily always be effected through the broker that earns the lowest commission.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

     Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than the Trust requires. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' returns. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in programs allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. This Statement of Additional Informational and the Prospectus should be read in conjunction with such firms' material regarding their fees and services.

     Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Adviser will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser uses such research in servicing other clients as well as the Trust, and the Adviser may not use any particular research service to benefit all of its clients, including the Trust.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Trust may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in such section) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In accordance with Section 28(e), however, the Adviser will not pay such a higher commission to a broker in connection with the provision of "brokerage and research services" unless it has determined that the commission is reasonable in relation to the value of the services provided, viewed in terms of either the particular transaction in question or the Adviser's overall responsibilities to its clients, including the Trust.

          For the period indicated, the Funds paid brokerage commissions as follows:

                                                             4/1/00 -- 3/31/01       4/1/01 -- 3/31/02      4/1/02 -- 3/31/03
AXA Rosenberg U.S. Small Capitalization Fund                    $ 1,492,561            $ 1,615,531.64         $ 2,147,819.68

AXA Rosenberg U.S. Discovery Fund                                        --            $     9,162.00         $    61,563.85

AXA Rosenberg U.S. Large Capitalization Fund                             --                        --         $    34,313.59

AXA Rosenberg Enhanced 500 Fund                                 $     6,264            $     6,297.49         $     6,052.31

AXA Rosenberg International Equity Fund                         $    23,551            $    16,021.49         $    13,165.42

AXA Rosenberg International Small Capitalization Fund           $   135,592            $   105,224.29         $    72,867.45

AXA Rosenberg European Fund                                              --            $    14,099.32         $    13,027.14

AXA Rosenberg U.S. Large/Mid Capitalization Fund                $   158,825            $   105,930.45         $   206,095.82

AXA Rosenberg Value Long/Short Equity Fund                      $   707,114            $   685,588.92         $ 2,164,830.02

AXA Rosenberg Global Long/Short Equity Fund                     $   116,018            $   116,189.83         $   196,775.33

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     For sales of Class B Shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B Shares, of 4.50% of the purchase amount for each of the Funds. For Class B

Shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

     Until December 31, 2003 or such other date as the Distributor in its sole discretion shall determine, the Distributor will pay participating brokers an additional commission of up to 0.50% of the purchase price on sales of Class A shares of all Funds that offer Class A Shares.

                           TOTAL RETURN CALCULATIONS

     Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class according to the following formula:

                            P(1 + T) TO THE POWER OF N = ERV.

     Where:

     T     =     Average annual total return.

     ERV   =     Ending redeemable value of a hypothetical $1,000
                 investment made at the beginning of a period at the end of such period.

     P     =     A hypothetical initial investment of $1,000.

     N     =     Number of years.

     Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

     T     =     ERV-1,000
                 ----------
                 1,000

Where:

     T     =     Cumulative rate of return   ERV  =   Ending redeemable value of
a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

     The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and therefore does not provide a basis for determining future returns. Average annual total return and cumulative return are based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

     Average annual total returns are calculated separately for Investor Shares and Institutional Shares of each Fund, Class A, B and C Shares for each Fund other than the AXA Rosenberg U.S. Small Capitalization Fund and Adviser Shares for the AXA Rosenberg U.S. Small Capitalization Fund. Investor Shares, Adviser Shares, Institutional Shares and Class A, B and C Shares are subject to different fees and expenses and may have different performance for the same period. Performance information for certain classes for periods prior to inception is that of the relevant fund's Institutional Shares, adjusted for the sales charges (if applicable), fees and expenses of such class.

     The average annual total returns for the Funds for the periods ended March 31, 2003 were as follows:

                                                                                             SINCE
                                                                                          INCEPTION OF
                                                                                         INSTITUTIONAL
                                                                                            SHARES*
                       CLASS OF                                                            (INCEPTION           SINCE INCEPTION
FUND                   SHARES            1 YEAR         5 YEARS        10 YEARS              DATE)             (INCEPTION DATE)
----                   --------          ------         -------        --------          -------------         ----------------
AXA                    Institutional     -17.10%        1.14%          12.16%          -                       12.14% (2/22/89)
Rosenberg
U.S. Small             Investor          -17.42%        0.85%          NA              -                       7.67% (10/22/96)
Capitalization
Fund                   Adviser           -17.35%        0.91%          NA              -                       6.33% (1/21/97)

AXA                    Institutional     -13.83%        NA             NA              -                       -2.65% (9/4/01)
Rosenberg U.S.
Discovery Fund         Investor          -13.99%        NA             NA              -                       1.19% (10/3/01)

                       Class A           -18.91%        NA             NA              -6.02% (9/4/01)         -0.69% (10/1/01)

                       Class B           -18.93%        NA             NA              -6.14% (9/4/01)         -0.04% (10/1/01)

AXA                    Institutional     NA             NA             NA              -                       -16.78% (6/20/02)
Rosenberg U.S.
Large                  Investor          NA             NA             NA              -                       -9.48% (7/31/02)
Capitalization
Fund                   Class A           NA             NA             NA              -                       -21.50% (6/20/02)

                       Class B           NA             NA             NA              -                       -21.47% (6/20/02)

AXA                    Institutional     -22.68%        NA             NA              -                       -16.22% (6/7/00)
Rosenberg
Enhanced 500           Investor          -22.98%        NA             NA              -18.00% (6/7/00)        NA
Fund
                       Class A           -25.46%        NA             NA              -17.59% (6/7/00)        -12.39% (10/1/01)

                       Class B           -27.33%        NA             NA              -18.30% (6/7/00)        -13.40% (10/1/01)

AXA                    Institutional     -20.66%        NA             NA              -                       -16.97% (6/7/00)
Rosenberg
International          Investor          -20.73%        NA             NA              -                       -16.72% (12/5/00)
Equity Fund
                       Class A           -25.40%        NA             NA              -19.05% (6/7/00)        -13.60% (10/1/01)

                       Class B           -25.25%        NA             NA              -18.93% (6/7/00)        -13.01% (10/1/01)

AXA                    Institutional     -5.36%         -0.66%         NA              -                       0.07% (9/23/96)
Rosenberg
International          Investor          -5.53%         -0.97%         NA              -                       -0.28% (10/29/96)
Small
Capitalization         Class A           -10.91%        -2.27%         NA              -1.29% (9/23/96)        0.07% (10/1/01)
Fund
                       Class B           -10.91%        -2.04%         NA              -1.04% (9/23/96)        0.73% (10/1/01)

AXA                    Institutional     -23.14%        NA             NA              -                       -15.66% (7/23/01)
Rosenberg
European Fund          Investor          -23.43%        NA             NA              -18.46% (7/23/01)       NA

                       Class A           -23.56%        NA             NA              -18.84% (7/23/01)       -14.00% (10/1/01)

                       Class B           -24.07%        NA             NA              -18.64% (7/23/01)       -13.65% (10/1/01)

AXA                    Institutional     12.90%         NA             NA              -                       7.08% (10/19/98)
Rosenberg U.S.
Large/Mid              Investor          12.49%         NA             NA              -                       6.78% (11/11/98)
Capitalization
Long/Short             Class A           6.04%          NA             NA              5.17% (10/19/98)        -0.33% (10/1/01)
Equity Fund
                       Class B           6.76%          NA             NA              5.64% (10/19/98)        0.39% (10/1/01)

AXA                    Institutional     16.96%         4.15%          NA              -                       3.86% (12/16/97)
Rosenberg
Value                  Investor          16.54%         3.79%          NA              -                       3.51% (12/18/97)
Long/Short
Equity Fund            Class A           10.04%         2.46%          NA              2.35% (12/16/97)        3.77% (10/1/01)

                       Class B           10.77%         2.74%          NA              2.74% (12/16/97)        4.63% (10/1/01)

                       Class C           13.60%         2.90%          NA              2.63% (12/16/97)        -1.38% (3/18/03)

AXA                    Institutional     16.95%         NA             NA              -                       9.82% (9/29/00)
Rosenberg
Global                 Investor          16.58%         NA             NA              -                       12.49% (8/23/01)
Long/Short
Equity Fund            Class A           10.07%         NA             NA              6.92% (9/29/00)         1.85% (10/1/01)

                       Class B           10.83%         NA             NA              7.33% (9/29/00)          2.54% (10/1/01)

                       Class C           13.61%         NA             NA              8.33% (9/29/00)         -2.25% (3/17/03)

* The returns shown in this column are included only for Class A, B and C shares of the Funds that offer such shares (and for the Investor Shares of the AXA Rosenberg Enhanced 500 Fund and the AXA Rosenberg European Fund, as those classes were not operational as of 3/31/03) and reflect the performance of the Institutional Shares, adjusted for the sales charges if applicable, fees and expenses of such classes.

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard &.Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL.STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE.NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

     Interests in the Trust's portfolios are currently represented by shares of eleven series, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

     The AXA Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into five classes of shares:
Institutional Shares, Investor Shares, Class A Shares, Class B Shares and Class C Shares.

     Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

     VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the disinterested Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and.(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Adviser has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES.

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Small Capitalization Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                             OWNERSHIP
NAME AND ADDRESS                                         NUMBER OF SHARES       PERCENTAGE
--------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO. INC.                                  18,019,481.638           31.17%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN:  MUTUAL FUNDS
SAN FRANCISCO, CA 94104

NATIONAL FINANCIAL SERVICES CORPORATION                     3,195,401.082            5.53%
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT. 5TH FLOOR
NEW YORK, NY 10281

INVESTOR SHARES                                                                  OWNERSHIP
NAME AND ADDRESS                                         NUMBER OF SHARES       PERCENTAGE
--------------------------------------------------------------------------------------------
MELLON BANK NA                                              6,666,362.294           40.40%
DOMINION SALARIED SAVINGS PLAN
135 SANTILLI HIGHWAY
EVERETT, MA 02149

CHARLES SCHWAB & CO., INC.                                   3,707,200.11           22.47%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN:  MUTUAL FUNDS
SAN FRANCISCO, CA 94104

NATIONAL FINANCIAL SERVICES CORPORATION                     2,993,246.787           18.14%
ONE WORLD FINANCIAL CENTER
ATTENTION:  MUTUAL FUNDS DEPT. 5TH FL
NEW YORK, NY 10281

MERRILL LYNCH PIERCE FENNER & SMITH INC.                        840,845.2            5.10%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FL 32246

ADVISER SHARES                                                                   OWNERSHIP
NAME AND ADDRESS                                         NUMBER OF SHARES       PERCENTAGE
--------------------------------------------------------------------------------------------
SMITH BARNEY, INC.                                            461,027.802           15.78%
333 W. 34TH ST.
NEW YORK, NY 10001

FTC AND CO.                                                   292,341.449           10.01%
P.O. BOX 173736
DENVER, CO 80217-3736

PRUDENTIAL SECURITIES                                         161,975.822            5.54%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ONE NEW YORK PLAZA
ATTN:  MUTUAL FUNDS
NEW YORK, NY 10292

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Discovery Fund as of July 2, 2003. Those persons who beneficially own more than.25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INVESTOR SHARES                                                                  OWNERSHIP
NAME AND ADDRESS                                         NUMBER OF SHARES       PERCENTAGE
--------------------------------------------------------------------------------------------
NORTHERN TRUST COMPANY                                      887,035.939             26.28%
MARK J. GORDON FOUNDATION
P.O. BOX 92956
CHICAGO, IL 60675

ALA LOCAL ONE INDUSTRY PENSION FUND                         813,097.739             24.09%
113 UNIVERSITY PLACE
NEW YORK, NY 10003

BNY WESTERN TRUST CO.                                       693,703.308             20.55%
NORCAL WASTE SYSTEMS, INC.
550 KEARNY STREET
SAN FRANCISCO, CA 94108

WEST BEND MUTUAL INSURANCE COMPANY                            478,468.9             14.17%
1900 S. 18TH AVE.
WEST BEND, WI 53095

CHARLES SCHWAB & CO., INC.                                  282,858.106              8.38%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN:  MUTUAL FUNDS
SAN FRANCISCO, CA 94104

INVESTOR SHARES                                                                  OWNERSHIP
NAME AND ADDRESS                                         NUMBER OF SHARES       PERCENTAGE
--------------------------------------------------------------------------------------------
FIRST TRUST CORP.                                            8,555.103              53.25%
AGUSTIN R. SEVILLA
P.O. BOX 173301
DENVER, CO 802173301

NATIONAL INVESTOR SERVICES FBO                               4,195.122              26.11%
097-50000-19
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041 999

NATIONAL FINANCIAL SERVICES CORPORATION                       2,298.77              14.31%
ONE WORLD FINANCIAL CENTER
ATTENTION:  MUTUAL FUNDS DEPT. 5TH FLOOR
NEW YORK, NY 10281

CLASS A SHARES                                                                   OWNERSHIP
NAME AND ADDRESS                                        NUMBER OF SHARES        PERCENTAGE
--------------------------------------------------------------------------------------------
PERSHING LLC                                                191,083.77              99.15%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                                   OWNERSHIP
NAME AND ADDRESS                                        NUMBER OF SHARES        PERCENTAGE
--------------------------------------------------------------------------------------------
PERSHING LLC                                                19,083.484              97.82%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Large Capitalization Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                             OWNERSHIP
NAME AND ADDRESS                                        NUMBER OF SHARES        PERCENTAGE
--------------------------------------------------------------------------------------------
AXA CORPORATE SOLUTIONS SA                                 1,108,143.54            63.20%
40 RUE DU COLISEE
PARIS, FRANCE 067 75008

L. RAY ADAMS                                                 466,948.43            26.63%
OREGON STEEL MILLS, INC.
1000 SW BROADWAY
PORTLAND, OR 97205

L. RAY ADAMS                                                 172,770.92             9.85%
C. F. & I STEEL LP
1000 SW BROADWAY
PORTLAND, OR 97205

INVESTOR SHARES                                                                  OWNERSHIP
NAME AND ADDRESS                                        NUMBER OF SHARES        PERCENTAGE
--------------------------------------------------------------------------------------------
TEE N. LIM                                                 1,689.189               44.72%
ELIZABETH C. LIM
677 CEDAR GLEN CT.
WALNUT CREEK, CA 94598

TEE N. LIM                                                 1,689.189               44.72%
VICTORIA LIM
677 CEDAR GLEN CT.
WALNUT CREEK, CA 94598

TRUST COMPANY OF AMERICA                                     298.228                7.89%
98
P.O. BOX 6503
ENGLEWOOD, CO 80155

CLASS A SHARES                                                                   OWNERSHIP
NAME AND ADDRESS                                        NUMBER OF SHARES        PERCENTAGE
--------------------------------------------------------------------------------------------
PERSHING LLC                                               18,331.911              99.45%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                                   OWNERSHIP
NAME AND ADDRESS                                        NUMBER OF SHARES        PERCENTAGE
--------------------------------------------------------------------------------------------
PERSHING LLC                                               7,533.02                98.68%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg Enhanced 500 Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                              NUMBER OF            OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS 12TH FLOOR
C/O ROSEMARIE SHOMSTEIN
NEW YORK, NY 10104                                   500,000             86.52%

CHARLES SCHWAB & CO INC.
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN:  MUTUAL FUNDS
SAN FRANCISCO, CA 94104                           76,789.606             13.29%

INVESTOR SHARES                                   NUMBER OF            OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
BARR ROSENBERG FUNDS DISTRIBUTOR, INC.
60 STATE STREET
ATTN:  LEGAL SERVICES
BOSTON, MA 02109                                     2.544              71.58%

EDGEWOOD SERVICES INC. TEST ACC
TRUSTEE
P.O. BOX 897
PITTSBURGH, PA 15230                                  1.01              28.42%

CLASS A SHARES                                    NUMBER OF            OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                            152,396.467        99.91%

CLASS B SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                            9,283.061          98.47%

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg International Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                              NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, 12TH FL
C/O ROSEMARIE SHOMSTEIN
NEW YORK, NY  10104                                   1,000,000          86.56%

AXA ROSENBERG GROUP
FOUR ORINDA WAY
ORINDA, CA 94563                                    102,647.825           8.89%

INVESTOR SHARES                                   NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT OF OUR CUST
200 LIBERTY ST
NEW YORK, NY 10281                                  56,717.592           89.47%

PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                           3,540.503            5.59%

CLASS A SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          16,076.227           99.02%

CLASS B SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
BARR ROSENBERG FUNDS DISTRIBUTOR, INC.
ATTN LEGAL SERVICES
60 STATE ST.
BOSTON, MA 02109                                    153.579              100.00%

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg International Small Capitalization Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                              NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104                             2,079,813.689        60.94%

BOST & CO
P.O. BOX 3198
MUTUAL FUNDS OPERATIONS
PITTSBURGH, PA 15230-3198                             499,886.096        14.65%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041 999                                381,342.586        11.17%

FTC & CO
ACCOUNT 9946
P.O. BOX 173736
DATALYNX
DENVER, CO 80217                                      274,678.739         8.05%

INVESTOR SHARES                                   NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK, NY 10281                                  1,066,993.637        50.41%

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA  94104                              626,690.741        29.61%

PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ  07303-9998                           114,318.254         5.40%

CLASS A SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          15,625.822           96.98%

CLASS B SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          4,553.928            97.12%

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding shares of each class of the AXA Rosenberg European Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                              NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
SPS SOCIETE DE PLACEMENTS SELECTIONNES
46 AVENUE DE LA GRANDE ARMEE
PARIS FRANCE 067 75017                              764,056.307          99.38%

INVESTOR SHARES                                   NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK, NY 10281                                  2.172                68.47%

BARR ROSENBERG FUNDS DISTRIBUTOR, INC.
60 STATE ST.
ATTN LEGAL SERVICES
BOSTON MA 02109                                         1                31.53%

CLASS A SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC.
P.O. BOX 2052
JERSEY CITY, NJ 073039998                           825.472              87.63%

BARR ROSENBERG FUNDS DISTRIBUTOR, INC.
60 STATE ST.
ATTN LEGAL SERVICES
BOSTON, MA 02109                                    116.477              12.37%

CLASS B SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
NATIONAL INVESTOR SERVICES FBO
381-91553-12
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041                                  260.756              69.24%

BARR ROSENBERG FUNDS DISTRIBUTOR, INC.
60 STATE ST.
ATTN LEGAL SERVICES
BOSTON, MA 02109                                     115.82              30.76%

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                              NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104                             995,692.848          43.36%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041 999                              534,136.905          23.26%

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA, CA 94563                                    435,354.307          18.96%

NATIONAL FOOTBALL LEAGUE PLAYERS ASSOC.
3500 PACIFIC AVE
C/O VANTAGE CONSULTING GROUP INC
VIRGINIA BEACH, VA 23451                            176,260.058           7.68%

INVESTOR SHARES                                   NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104                             401,354.732          40.16%

PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          268,819.245          26.90%

BARR ROSENBERG SERIES TRUST
3435 STELZER ROAD
COLUMBUS, OH 43219                                  215,374.449          21.55%

CLASS A SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          31,583.277           68.95%

NFSC FEBO  06J-010596
NFS FMTC IRA
9560 WINDMILL DRIVE
PITTSBORO, IN 46167                                 11,199.815           24.45%

CLASS B SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          9,487.494            68.36%

NFSC FEBO 06J-007897
SYLVIA LYNN SPEER TTEE
1646 FOXMERE BLVD
U A 10 27 98
GREENWOOD, IN 46142                                 4,254.616            30.66%

CLASS C SHARES                                    NUMBER OF             OWNERSHIP
NAME AND ADDRESS                                  SHARES               PERCENTAGE
----------------------------------------------------------------------------------


     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg Value Long/Short Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                     OWNERSHIP
NAME AND ADDRESS                                    NUMBER OF SHARES     PERCENTAGE
-----------------------------------------------------------------------------------
LEHMAN BROTHERS SPECIAL FINL INC
THREE WORLD FINANCIAL CENTER, 6TH FL
NEW YORK, NY 10285                                  3,432,971.272        39.11%

CHARLES SCHWAB & CO INC.
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104                             2,215,296.356        25.24%

ROSENBERG ALPHA LP
FOUR ORINDA WAY
ORINDA, CA 94563                                    1,185,265.918        13.50%

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA, CA 94563                                    1,050,040.048        11.96%

INVESTOR SHARES                                                        OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC.
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104                              975,810.82          26.13%

FTC AND CO
P.O. BOX 173736
DENVER, CO 80217-3736                               884,676.545          23.69%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FL
NEW YORK, NY 10281                                  512,453.645          13.72%

PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          393,588.177          10.54%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET, 32ND FLOOR
NEW YORK, NY 10041 999                               306,397.81           8.20%

CLASS A SHARES                                                         OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          166,772.551          84.75%

CLASS B SHARES                                                         OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          104,401.155          77.97%

WEXFORD CLEARING SERVICES CORP FBO
MRS. JUANA N. LUMPUY
11222 SW 129TH CT
MIAMI, FL 33186-4747                                  9,275.048           6.93%

WEXFORD CLEARING SERVICES CORP FBO
WEXFORD CLEARING C F
15122 SW 74TH PL
IRA DTD 05 22 03
MIAMI, FL 33158-2141                                  6,915.477           5.16%

CLASS C SHARES                                                         OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------


     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg Global Long/Short Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                   OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------
BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA, CA 94563                                     847,611.58          74.69%

ROSENBERG ALPHA LP
FOUR ORINDA WAY
ORINDA, CA 94563                                    215,376.974          18.98%

INVESTOR SHARES                                                        OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104                             514,396.552          57.62%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT, 5TH FL
NEW YORK, NY 10281                                  134,511.137          15.07%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET, 32nd FL
NEW YORK, NY 10041 999                              94,972.18            10.64%

CLASS A SHARES                                                         OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          24,848.781           77.88%

NFSC FEBO BMA-868868
NFS FMTC IRA
1715 CRESCENT DR
WALNUT CREEK, CA 94598                               4,173.296           13.08%

DAIN RAUSCHER INC FBO
R ADLER D GLASSBERG TTEES
4025 CRESTWOOD
U A DTD 08 16 1989
NORTHBROOK, IL 60062                                 1,680.672            5.27%

CLASS B SHARES                                                         OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------
PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                          8,925.264            54.38%

NFSC FEBO C6B-049506
BLANCHE IRVING LAURIE FNDTN
P.O. BOX 53
ROSELAND, NJ 07068                                  7,088.116            43.19%

CLASS C SHARES                                                         OWNERSHIP
NAME AND ADDRESS                                   NUMBER OF SHARES    PERCENTAGE
-----------------------------------------------------------------------------------


     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     Except as follows, the officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 2, 2003. AXA Rosenberg Global Long/Short Equity Fund, Institutional Shares: as of July 2, 2003, Kenneth Reid held 3.76% and Richard Saalfeld held 0.10% of the outstanding shares of that class.

     DETERMINATION OF NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by comparing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by, or pursuant to procedures adopted by, the Trustees of the Trust or by persons acting at their direction using procedures that the Trustees have approved.

                       PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or.(ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

     The Report of Independent Accountants and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2003 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                       APPENDIX A - PROXY VOTING POLICIES

                          BARR ROSENBERG SERIES TRUST
                    BARR ROSENBERG VARIABLE INSURANCE TRUST

                     PROXY VOTING STATEMENT AND GUIDELINES

PROXY VOTING POLICY

     It is the policy of the Barr Rosenberg Series Trust and the Barr Rosenberg Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") to vote all proxies in the manner provided for by the Trusts' Investment Adviser, AXA Rosenberg Investment Management LLC (the "Adviser"). It is the Adviser's policy to vote all proxies for the exclusive benefit of the accounts whose assets the Adviser manages, except where the client has elected to vote proxies as must be stipulated in writing. The Adviser will normally vote proxies consistent with recommendations provided by Institutional Shareholder Service's ISS Proxy Advisory Service(SM). A summary of ISS proxy voting guidelines is provided in the accompanying Appendices.

                                [ROSENBERG LOGO]

                      PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients.

The client relationships in which AXA Rosenberg will vote the proxies include:

   -  Employee benefit plans and other clients subject to ERISA;
   - Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;
   -  Registered investment companies advised or sub-advised by AXA Rosenberg;
      and
   -  Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained, Institutional Shareholder Services ("ISS"), to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies ISS of this delegation, thereby enabling ISS to automatically receive proxy information. AXA Rosenberg monitors ISS to assure that the proxies are being properly voted and appropriate records are being retained.

ISS will:

   1. Keep a record of each proxy received;
   2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

   3. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
   4. AXA Rosenberg will identify conflicts that exist between the interests of AXA Rosenberg and its clients


DISCLOSURE

AXA Rosenberg will provide a copy of these policies and procedures on the AXA Rosenberg website (www.axarosenbergfunds.com) and will include a copy of these policies and procedures in its Form ADV Part II. Additionally, AXA Rosenberg will disclose in its Form ADV Part II that clients may contact AXA Rosenberg via email or by telephone in order to obtain information on how AXA Rosenberg voted such client's proxies, and to request a copy of these procedures and policies. If a client with a separate account requests this information, AXA Rosenberg will prepare a written response to the client that lists among other matters, with respect to each voted proxy of which the client has inquired: the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client's proxy.

                          ISS PROXY VOTING GUIDELINES

                                    SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
   - An auditor has a financial interest in or association with the company, and is therefore not independent
   -  Fees for non-audit services are excessive, or
   - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
   - It is intended for financing purposes with minimal or no dilution to current shareholders

   - It is not designed to preserve the voting power of an insider or significant Shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
- Historic trading patterns
- Rationale for the repricing
- Value-for-value exchange
- Option vesting
- Term of the option
- Exercise price
- Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
- Purchase price is at least 85 percent of fair market value
- Offering period is 27 months or less, and
- Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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10. SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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                     CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
- there are concerns about the accounts presented or audit procedures used; or
- the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
- there are serious concerns about the accounts presented or the audit procedures used;
- the auditors are being changed without explanation; or
- nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
- there are serious concerns about the statutory reports presented or the audit procedures used;
- questions exist concerning any of the statutory auditors being appointed; or
- the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
- the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
- the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

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CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
- there are clear concerns about the past performance of the company or the board; or
- the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
- there are serious questions about actions of the board or management for the year in question; or
- legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

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BOARD STRUCTURE
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS
GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
- clear evidence of past abuse of the authority is available; or
- the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
- the company's structure following the acquisition or merger does not reflect good

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corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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